Exhibit 99.2

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Dear Investor,

You will note that we have added several new metrics to provide additional transparency into our financial trends. In the International segment, we provide additional detail around the percent of primary risk in-force by loan amount for Canada and Australia. These can be found on pages 40 and 41. In the U.S. Mortgage segment, we provided percent of risk in-force for Primary A minus and Sub Prime and we provide the amount of primary risk in-force associated with second mortgages, these changes can be found on pages 48 and 50, respectively.

Once again, thank you for your continued interest in Genworth Financial and please feel free to call with any questions or comments.

Regards,

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) is the result of impairments, including changes in intent to hold securities to recovery, and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) in accordance with GAAP, we believe that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. The table on page 8 of this report reflects net operating income (loss) as determined in accordance with the Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income (loss) for the three and nine months ended September 30, 2008 and 2007. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 66 through 70 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales”, “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for our wealth management(2) business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for lifestyle protection insurance business(3); (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross flows and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our wealth management business, insurance in-force and risk in-force. Assets under management for our wealth management business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of our business at a specific date, rather than measures of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles
(2)	Formerly known as Managed Money.
(3)	Formerly known as Payment Protection Insurance.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2008			2007
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,317	$12,616	$12,760	$12,751	$12,620	$12,416	$12,197
Total accumulated other comprehensive income (loss)	(1,819)	(271)	(35)	727	697	550	1,111

Total stockholders’ equity	$10,498	$12,345	$12,725	$13,478	$13,317	$12,966	$13,308

Book value per common share	$24.24	$28.52	$29.41	$30.92	$30.32	$29.30	$30.43
Book value per common share, excluding accumulated other comprehensive income (loss)	$28.44	$29.14	$29.49	$29.25	$28.73	$28.05	$27.89
Common shares outstanding as of balance sheet date	433.1	432.9	432.7	435.9	439.2	442.6	437.4

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
GAAP Basis ROE	-0.6%	4.1%	8.1%	9.8%	11.5%
Operating ROE	7.8%	9.0%	10.2%	11.0%	11.5%

	Three months ended
Quarterly Average ROE	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
GAAP Basis ROE	-8.3%	-3.4%	3.6%	5.6%	10.8%
Operating ROE	7.1%	6.7%	7.7%	9.9%	11.8%

See page 67 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended September 30, 2008	Nine months ended September 30, 2008
Weighted-average shares used in basic earnings (loss) per common share calculations	433.1	433.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	—

Weighted-average shares used in diluted earnings (loss) per common share calculations	433.1	433.2

Third Quarter Results

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Income (Loss)

(amounts in millions)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
REVENUES:
Premiums	$1,735	$1,600	$5,161	$4,660
Net investment income	918	1,074	2,873	3,082
Net investment gains (losses)	(816)	(48)	(1,560)	(118)
Insurance and investment product fees and other	331	249	845	726

Total revenues	2,168	2,875	7,319	8,350

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,497	1,168	4,284	3,325
Interest credited	319	391	984	1,167
Acquisition and operating expenses, net of deferrals	515	540	1,594	1,524
Amortization of deferred acquisition costs and intangibles	208	202	620	622
Interest expense	125	124	347	355

Total benefits and expenses	2,664	2,425	7,829	6,993

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(496)	450	(510)	1,357
Provision (benefit) for income taxes	(238)	111	(259)	383
Effective tax rate	48.0%	24.7%	50.8%	28.2%

INCOME (LOSS) FROM CONTINUING OPERATIONS	(258)	339	(251)	974
Income from discontinued operations, net of taxes	—	—	—	15
Gain on sale of discontinued operations, net of taxes	—	—	—	53

NET INCOME (LOSS)	$(258)	$339	$(251)	$1,042

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended September 30,		Nine months ended September 30,
		2008	2007	2008	2007
	Retirement and Protection:
	Wealth Management(1)	$12	$11	$35	$32
	Retirement Income	15	82	64	171
	Institutional	49	10	65	34
	Life Insurance	63	81	215	234
	Long-Term Care Insurance	39	39	111	117

	Total Retirement and Protection	178	223	490	588
	International:
International Mortgage Insurance	—Canada	80	68	238	182
	—Australia	48	36	145	116
	—Other	(2)	6	(1)	13
	Lifestyle Protection(2)	40	30	127	94

	Total International	166	140	509	405
	U.S. Mortgage Insurance	(121)	39	(216)	170
	Corporate and Other	(3)	(34)	(107)	(104)

	NET OPERATING INCOME(3)	220	368	676	1,059

	ADJUSTMENTS TO NET OPERATING INCOME:
	Income from discontinued operations, net of taxes	—	—	—	15
	Gain on sale of discontinued operations, net of taxes	—	—	—	53
	Net investment gains (losses), net of taxes and other adjustments(4)	(478)	(29)	(927)	(71)
	Expenses related to reorganization, net of taxes	—	—	—	(14)

	NET INCOME (LOSS)	$(258)	$339	$(251)	$1,042

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(0.60)	$0.77	$(0.58)	$2.36
	Diluted	$(0.60)	$0.76	$(0.58)	$2.32
	Net operating earnings per common share
	Basic	$0.51	$0.83	$1.56	$2.40
	Diluted	$0.51	$0.83	$1.56	$2.35
	Shares outstanding
	Basic	433.1	441.1	433.2	440.5
	Diluted	433.1	445.6	433.2	449.8

(1)	Formerly known as Managed Money.
(2)	Formerly known as Payment Protection Insurance.
(3)

Represents income or loss of our operating segments: Retirement and Protection, International and U.S. Mortgage Insurance, as well as our Corporate and Other activities. The separate financial information of each segment is presented consistently with the manner in which our chief operating decision maker evaluates segment performance and allocates resources in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. See Use of Non-GAAP measures for additional information.

(4)	See page 65 for details on third quarter 2008 net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,735	$1,709	$1,717	$5,161	$1,670	$1,600	$1,549	$1,511	$6,330
Net investment income	918	953	1,002	2,873	1,053	1,074	1,024	984	4,135
Net investment gains (losses)	(816)	(518)	(226)	(1,560)	(214)	(48)	(51)	(19)	(332)
Insurance and investment product fees and other	331	254	260	845	266	249	243	234	992

Total revenues	2,168	2,398	2,753	7,319	2,775	2,875	2,765	2,710	11,125

BENEFITS AND EXPENSES:		—
Benefits and other changes in policy reserves	1,497	1,386	1,401	4,284	1,255	1,168	1,090	1,067	4,580
Interest credited	319	320	345	984	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	515	551	528	1,594	551	540	495	489	2,075
Amortization of deferred acquisition costs and intangibles	208	209	203	620	209	202	207	213	831
Interest expense	125	110	112	347	126	124	124	107	481

Total benefits and expenses	2,664	2,576	2,589	7,829	2,526	2,425	2,307	2,261	9,519

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(496)	(178)	164	(510)	249	450	458	449	1,606
Provision (benefit) for income taxes	(238)	(69)	48	(259)	69	111	137	135	452

INCOME (LOSS) FROM CONTINUING OPERATIONS	(258)	(109)	116	(251)	180	339	321	314	1,154
Income from discontinued operations, net of taxes	—	—	—	—	—	—	5	10	15
Gain (loss) on sale of discontinued operations, net of taxes	—	—	—	—	(2)	—	53	—	51

NET INCOME (LOSS)	$(258)	$(109)	$116	$(251)	$178	$339	$379	$324	$1,220

Earnings (Loss) Per Share Data:
Earnings (loss) from continuing operations per common share
Basic	$(0.60)	$(0.25)	$0.27	$(0.58)	$0.41	$0.77	$0.73	$0.71	$2.62
Diluted	$(0.60)	$(0.25)	$0.27	$(0.58)	$0.41	$0.76	$0.72	$0.69	$2.58
Earnings (loss) per common share
Basic	$(0.60)	$(0.25)	$0.27	$(0.58)	$0.41	$0.77	$0.86	$0.74	$2.77
Diluted	$(0.60)	$(0.25)	$0.27	$(0.58)	$0.40	$0.76	$0.84	$0.71	$2.73
Shares outstanding
Basic	433.1	432.9	433.6	433.2	437.4	441.1	439.4	441.0	439.7
Diluted	433.1	432.9	436.8	433.2	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2008				2007
		Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Retirement and Protection:
	Wealth Management	$12	$11	$12	$35	$12	$11	$11	$10	$44
	Retirement Income	15	13	36	64	41	82	43	46	212
	Institutional	49	5	11	65	9	10	10	14	43
	Life Insurance	63	87	65	215	76	81	75	78	310
	Long-Term Care Insurance	39	34	38	111	36	39	41	37	153

	Total Retirement and Protection	178	150	162	490	174	223	180	185	762
	International:
International Mortgage Insurance	—Canada	80	83	75	238	88	68	59	55	270
	—Australia	48	50	47	145	40	36	44	36	156
	—Other	(2)	1	—	(1)	16	6	4	3	29
	Lifestyle Protection	40	49	38	127	36	30	35	29	130

	Total International	166	183	160	509	180	140	142	123	585
	U.S. Mortgage Insurance	(121)	(59)	(36)	(216)	(3)	39	66	65	167
	Corporate and Other	(3)	(62)	(42)	(107)	(37)	(34)	(37)	(33)	(141)

	NET OPERATING INCOME	220	212	244	676	314	368	351	340	1,373

	ADJUSTMENTS TO NET OPERATING INCOME:
	Income from discontinued operations, net of taxes	—	—	—	—	—	—	5	10	15
	Gain (loss) on sale of discontinued operations, net of taxes	—	—	—	—	(2)	—	53	—	51
	Net investment gains (losses), net of taxes and other adjustments	(478)	(321)	(128)	(927)	(134)	(29)	(30)	(12)	(205)
	Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	(14)	(14)

	NET INCOME (LOSS)	$(258)	$(109)	$116	$(251)	$178	$339	$379	$324	$1,220

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(0.60)	$(0.25)	$0.27	$(0.58)	$0.41	$0.77	$0.86	$0.74	$2.77
	Diluted	$(0.60)	$(0.25)	$0.27	$(0.58)	$0.40	$0.76	$0.84	$0.71	$2.73
	Net operating earnings per common share
	Basic	$0.51	$0.49	$0.56	$1.56	$0.72	$0.83	$0.80	$0.77	$3.12
	Diluted	$0.51	$0.49	$0.56	$1.56	$0.71	$0.83	$0.78	$0.75	$3.07
	Shares outstanding
	Basic	433.1	432.9	433.6	433.2	437.4	441.1	439.4	441.0	439.7
	Diluted	433.1	432.9	436.8	433.2	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$48,724	$51,887	$53,031	$55,154	$55,775
Equity securities available-for-sale, at fair value	309	409	394	366	247
Commercial mortgage loans	8,447	8,573	8,822	8,953	8,839
Policy loans	1,822	1,806	1,654	1,651	1,650
Other invested assets	4,913	4,614	5,603	4,676	3,803

Total investments	64,215	67,289	69,504	70,800	70,314
Cash and cash equivalents	5,102	5,861	3,768	3,091	3,146
Accrued investment income	794	679	863	773	803
Deferred acquisition costs	7,681	7,530	7,330	7,034	6,842
Intangible assets	1,068	991	959	914	845
Goodwill	1,572	1,618	1,609	1,600	1,605
Reinsurance recoverable	16,763	16,571	16,498	16,483	16,573
Other assets	1,075	1,320	912	822	1,015
Deferred tax asset	194	—	—	—	—
Separate account assets	11,097	12,356	12,151	12,798	12,615

Total assets	$109,561	$114,215	$113,594	$114,315	$113,758

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets—(Continued)

(amounts in millions)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,017	$27,529	$27,174	$26,740	$26,380
Policyholder account balances	35,565	36,842	36,764	36,913	37,487
Liability for policy and contract claims	4,776	4,418	4,011	3,693	3,473
Unearned premiums	5,345	5,758	5,653	5,631	5,511
Other liabilities	6,200	6,093	6,671	6,255	6,209
Non-recourse funding obligations	3,455	3,455	3,455	3,455	3,455
Short-term borrowings	78	200	200	200	326
Long-term borrowings	4,530	4,531	3,966	3,903	3,889
Deferred tax liability	—	688	824	1,249	1,096
Separate account liabilities	11,097	12,356	12,151	12,798	12,615

Total liabilities	99,063	101,870	100,869	100,837	100,441

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,484	11,482	11,473	11,461	11,440

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(2,963)	(1,723)	(1,479)	(526)	(353)
Derivatives qualifying as hedges	761	548	620	473	285
Foreign currency translation and other adjustments	383	904	824	780	765

Total accumulated other comprehensive income (loss)	(1,819)	(271)	(35)	727	697
Retained earnings	3,532	3,833	3,986	3,913	3,779
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,624)	(2,600)

Total stockholders’ equity	10,498	12,345	12,725	13,478	13,317

Total liabilities and stockholders’ equity	$109,561	$114,215	$113,594	$114,315	$113,758

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2008
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,836	$10,083	$3,115	$3,077	$70,111
Deferred acquisition costs and intangible assets	9,135	1,052	38	96	10,321
Reinsurance recoverable	16,322	136	305	—	16,763
Deferred tax and other assets	158	101	246	764	1,269
Separate account assets	11,097	—	—	—	11,097

Total assets	$90,548	$11,372	$3,704	$3,937	$109,561

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,017	$—	$—	$—	$28,017
Policyholder account balances	35,538	27	—	—	35,565
Liability for policy and contract claims	2,864	597	1,312	3	4,776
Unearned premiums	549	4,679	117	—	5,345
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Other liabilities	2,008	1,462	50	2,680	6,200
Borrowing and capital securities	—	—	—	4,608	4,608
Separate account liabilities	11,097	—	—	—	11,097

Total liabilities	83,628	6,765	1,479	7,191	99,063

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,773	4,337	2,358	(3,151)	12,317
Allocated accumulated other comprehensive income (loss)	(1,853)	270	(133)	(103)	(1,819)

Total stockholders’ equity	6,920	4,607	2,225	(3,254)	10,498

Total liabilities and stockholders’ equity	$90,548	$11,372	$3,704	$3,937	$109,561

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2008
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,241	$10,681	$3,200	$3,707	$73,829
Deferred acquisition costs and intangible assets	8,759	1,191	96	93	10,139
Reinsurance recoverable	16,336	99	136	—	16,571
Other assets	290	590	107	333	1,320
Separate account assets	12,356	—	—	—	12,356

Total assets	$93,982	$12,561	$3,539	$4,133	$114,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$27,528	$1	$—	$—	$27,529
Policyholder account balances	36,809	33	—	—	36,842
Liability for policy and contract claims	2,805	637	973	3	4,418
Unearned premiums	541	5,107	110	—	5,758
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,762	1,865	(3)	2,157	6,781
Borrowing and capital securities	—	—	—	4,731	4,731
Separate account liabilities	12,356	—	—	—	12,356

Total liabilities	86,356	7,643	1,080	6,791	101,870

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,793	4,123	2,498	(2,798)	12,616
Allocated accumulated other comprehensive income (loss)	(1,167)	795	(39)	140	(271)

Total stockholders’ equity	7,626	4,918	2,459	(2,658)	12,345

Total liabilities and stockholders’ equity	$93,982	$12,561	$3,539	$4,133	$114,215

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of June 30, 2008	$6,197	$1,016	$66	$—	$7,279
Costs deferred	208	71	9	—	288
Amortization, net of interest accretion(1)	(26)	(88)	(45)	—	(159)
Impact of foreign currency translation	—	(106)	—	—	(106)

Unamortized balance as of September 30, 2008	6,379	893	30	—	7,302
Effect of accumulated net unrealized investment gains (losses)	379	—	—	—	379

Balance as of September 30, 2008	$6,758	$893	$30	$—	$7,681

(1)	Amortization, net of interest accretion, includes $(75) million of amortization related to net investment gains (losses) for our policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three Months Ended September 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$181	$—	$241	$536	$958	$137	$78	$30	$342	$587	$185	$5	$1,735
Net investment income	—	280	87	141	222	730	50	38	9	49	146	36	6	918
Net investment gains (losses)	—	(325)	(206)	(137)	(34)	(702)	—	(4)	(6)	(27)	(37)	(45)	(32)	(816)
Insurance and investment product fees and other	86	51	81	98	6	322	1	—	—	6	7	4	(2)	331

Total revenues	86	187	(38)	343	730	1,308	188	112	33	370	703	180	(23)	2,168

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	278	—	230	540	1,048	34	38	26	49	147	301	1	1,497
Interest credited	—	130	80	63	46	319	—	—	—	—	—	—	—	319
Acquisition and operating expenses, net of deferrals	67	39	2	37	89	234	22	13	19	200	254	33	(6)	515
Amortization of deferred acquisition costs and intangibles	1	(12)	14	18	29	50	8	6	1	72	87	68	3	208
Interest expense	—	1	—	37	—	38	1	—	—	18	19	—	68	125

Total benefits and expenses	68	436	96	385	704	1,689	65	57	46	339	507	402	66	2,664

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	(249)	(134)	(42)	26	(381)	123	55	(13)	31	196	(222)	(89)	(496)
Provision (benefit) for income taxes	6	(106)	(49)	(16)	9	(156)	43	10	(7)	8	54	(73)	(63)	(238)

INCOME (LOSS) FROM CONTINUING OPERATIONS	12	(143)	(85)	(26)	17	(225)	80	45	(6)	23	142	(149)	(26)	(258)
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	158	134	89	22	403	—	3	4	17	24	28	23	478

NET OPERATING INCOME (LOSS)	$12	$15	$49	$63	$39	$178	$80	$48	$(2)	$40	$166	$(121)	$(3)	$220

Effective tax rate (operating income (loss))(2)	37.1%	442.3%	32.0%	33.6%	34.7%	25.6%	35.2%	19.7%	74.7%	27.6%	28.1%	32.2%	91.5%	7.5%

(1)	Includes inter-segment eliminations.

(2)

The operating income (loss) effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three Months Ended September 30, 2007	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$118	$—	$236	$507	$861	$108	$73	$27	$364	$572	$159	$8	$1,600
Net investment income	2	323	175	183	210	893	52	30	9	40	131	38	12	1,074
Net investment gains (losses)	—	(24)	(20)	4	2	(38)	(2)	3	—	(1)	—	1	(11)	(48)
Insurance and investment product fees and other	86	53	—	88	6	233	—	—	1	7	8	8	—	249

Total revenues	88	470	155	511	725	1,949	158	106	37	410	711	206	9	2,875

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	198	—	204	517	919	20	36	10	60	126	123	—	1,168
Interest credited	—	134	157	60	40	391	—	—	—	—	—	—	—	391
Acquisition and operating expenses, net of deferrals	69	32	3	32	84	220	31	14	18	218	281	30	9	540
Amortization of deferred acquisition costs and intangibles	1	44	—	27	24	96	4	5	2	83	94	10	2	202
Interest expense	—	2	—	57	—	59	1	—	—	5	6	—	59	124

Total benefits and expenses	70	410	160	380	665	1,685	56	55	30	366	507	163	70	2,425

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	60	(5)	131	60	264	102	51	7	44	204	43	(61)	450
Provision (benefit) for income taxes	7	(8)	(2)	47	20	64	35	13	2	15	65	3	(21)	111

INCOME (LOSS) FROM CONTINUING OPERATIONS	11	68	(3)	84	40	200	67	38	5	29	139	40	(40)	339
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	14	13	(3)	(1)	23	1	(2)	1	1	1	(1)	6	29

NET OPERATING INCOME (LOSS)	$11	$82	$10	$81	$39	$223	$68	$36	$6	$30	$140	$39	$(34)	$368

Effective tax rate (operating income (loss))	36.6%	-0.2%	34.7%	36.1%	33.3%	25.7%	34.2%	25.6%	30.2%	35.1%	32.2%	7.1%	35.2%	25.8%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Nine Months Ended September 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$459	$—	$733	$1,571	$2,763	$409	$249	$87	$1,079	$1,824	$558	$16	$5,161
Net investment income	2	873	322	442	653	2,292	148	111	27	146	432	109	40	2,873
Net investment gains (losses)	—	(523)	(568)	(243)	(89)	(1,423)	20	(5)	(6)	(28)	(19)	(43)	(75)	(1,560)
Insurance and investment product fees and other	257	159	81	280	18	795	1	1	1	22	25	23	2	845

Total revenues	259	968	(165)	1,212	2,153	4,427	578	356	109	1,219	2,262	647	(17)	7,319

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	721	—	643	1,593	2,957	99	108	66	197	470	855	2	4,284
Interest credited	—	387	281	184	132	984	—	—	—	—	—	—	—	984
Acquisition and operating expenses, net of deferrals	201	119	6	108	256	690	66	50	53	616	785	106	13	1,594
Amortization of deferred acquisition costs and intangibles	3	39	16	92	89	239	25	19	4	239	287	88	6	620
Interest expense	—	3	—	121	—	124	2	—	—	32	34	—	189	347

Total benefits and expenses	204	1,269	303	1,148	2,070	4,994	192	177	123	1,084	1,576	1,049	210	7,829

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	55	(301)	(468)	64	83	(567)	386	179	(14)	135	686	(402)	(227)	(510)
Provision (benefit) for income taxes	20	(112)	(164)	7	30	(219)	135	37	(9)	26	189	(159)	(70)	(259)

INCOME (LOSS) FROM CONTINUING OPERATIONS	35	(189)	(304)	57	53	(348)	251	142	(5)	109	497	(243)	(157)	(251)
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	253	369	158	58	838	(13)	3	4	18	12	27	50	927

NET OPERATING INCOME (LOSS)	$35	$64	$65	$215	$111	$490	$238	$145	$(1)	$127	$509	$(216)	$(107)	$676

Effective tax rate (operating income (loss))	36.9%	27.3%	34.5%	30.0%	35.3%	32.1%	35.0%	21.0%	86.5%	21.7%	27.7%	40.1%	29.1%	26.0%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Nine Months Ended September 30, 2007	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection	Total			Total
REVENUES:
Premiums	$—	$423	$—	$709	$1,490	$2,622	$285	$213	$78	$998	$1,574	$444	$20	$4,660
Net investment income	4	962	508	504	619	2,597	112	83	21	116	332	111	42	3,082
Net investment gains (losses)	—	(55)	(31)	(3)	(13)	(102)	(2)	1	(1)	(3)	(5)	1	(12)	(118)
Insurance and investment product fees and other	242	143	—	276	18	679	—	1	1	19	21	25	1	726

Total revenues	246	1,473	477	1,486	2,114	5,796	395	298	99	1,130	1,922	581	51	8,350

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	651	—	602	1,491	2,744	49	101	26	169	345	235	1	3,325
Interest credited	—	421	447	182	117	1,167	—	—	—	—	—	—	—	1,167
Acquisition and operating expenses, net of deferrals	194	103	8	94	255	654	59	39	54	582	734	96	40	1,524
Amortization of deferred acquisition costs and intangibles	1	130	1	95	85	312	13	15	4	235	267	26	17	622
Interest expense	—	4	—	149	—	153	2	—	—	18	20	—	182	355

Total benefits and expenses	195	1,309	456	1,122	1,948	5,030	123	155	84	1,004	1,366	357	240	6,993

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51	164	21	364	166	766	272	143	15	126	556	224	(189)	1,357
Provision (benefit) for income taxes	19	24	7	132	58	240	91	27	3	34	155	53	(65)	383

INCOME (LOSS) FROM CONTINUING OPERATIONS	32	140	14	232	108	526	181	116	12	92	401	171	(124)	974
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	31	20	2	9	62	1	—	1	2	4	(1)	6	71
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

NET OPERATING INCOME (LOSS)	$32	$171	$34	$234	$117	$588	$182	$116	$13	$94	$405	$170	$(104)	$1,059

Effective tax rate (operating income (loss))	36.5%	19.3%	35.1%	36.2%	35.0%	31.7%	33.4%	18.7%	22.0%	27.4%	28.0%	23.8%	34.4%	28.9%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement and Protection

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$958	$885	$920	$2,763	$872	$861	$887	$874	$3,494
Net investment income	730	755	807	2,292	856	893	860	844	3,453
Net investment gains (losses)	(702)	(511)	(210)	(1,423)	(214)	(38)	(45)	(19)	(316)
Insurance and investment product fees and other	322	234	239	795	249	233	227	219	928

Total revenues	1,308	1,363	1,756	4,427	1,763	1,949	1,929	1,918	7,559

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,048	930	979	2,957	929	919	917	908	3,673
Interest credited	319	320	345	984	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	234	229	227	690	233	220	222	212	887
Amortization of deferred acquisition costs and intangibles	50	100	89	239	105	96	112	104	417
Interest expense	38	39	47	124	58	59	51	43	211

Total benefits and expenses	1,689	1,618	1,687	4,994	1,710	1,685	1,693	1,652	6,740

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(381)	(255)	69	(567)	53	264	236	266	819
Provision (benefit) for income taxes	(156)	(88)	25	(219)	14	64	83	93	254

INCOME (LOSS) FROM CONTINUING OPERATIONS	(225)	(167)	44	(348)	39	200	153	173	565
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	403	317	118	838	135	23	27	12	197

NET OPERATING INCOME	$178	$150	$162	$490	$174	$223	$180	$185	$762

Effective tax rate (operating income (loss))	25.6%	35.6%	35.1%	32.1%	32.9%	25.7%	35.0%	35.0%	32.0%

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	1	1	2	2	2	1	1	6
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	86	85	86	257	88	86	81	75	330

Total revenues	86	86	87	259	90	88	82	76	336

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	67	67	67	201	70	69	65	60	264
Amortization of deferred acquisition costs and intangibles	1	1	1	3	1	1	—	—	2
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	68	68	68	204	71	70	65	60	266

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	18	19	55	19	18	17	16	70
Provision for income taxes	6	7	7	20	7	7	6	6	26

INCOME FROM CONTINUING OPERATIONS	12	11	12	35	12	11	11	10	44

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$12	$11	$12	$35	$12	$11	$11	$10	$44

Effective tax rate (operating income)	37.1%	36.8%	36.8%	36.9%	37.5%	36.6%	36.6%	36.4%	36.8%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,058	$1,229	$1,105	$3,392	$1,217	$1,382	$1,427	$1,400	$5,426
Dedicated Sales Specialists	172	176	175	523	257	283	332	312	1,184

Total Sales	$1,230	$1,405	$1,280	$3,915	$1,474	$1,665	$1,759	$1,712	$6,610

ASSETS UNDER MANAGEMENT:
Beginning of period	$20,285	$20,461	$21,584	$21,584	$21,662	$20,683	$18,806	$17,293	$17,293
Gross flows	1,230	1,405	1,280	3,915	1,474	1,665	1,759	1,712	6,610
Redemptions	(1,047)	(1,044)	(1,080)	(3,171)	(797)	(567)	(494)	(431)	(2,289)

Net flows	183	361	200	744	677	1,098	1,265	1,281	4,321
Market performance	(1,797)	(537)	(1,323)	(3,657)	(755)	(119)	612	232	(30)

End of period	$18,671	$20,285	$20,461	$18,671	$21,584	$21,662	$20,683	$18,806	$21,584

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Advisors Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation. On August 1, 2008, Genworth Financial Asset Management, Inc. merged into AssetMark Investment Services, Inc. with AssetMark Investment Services, Inc. being the surviving entity. AssetMark Investment Services, Inc. subsequently changed its name to Genworth Financial Wealth Management, Inc. on August 1, 2008.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement Income

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$181	$111	$167	$459	$135	$118	$151	$154	$558
Net investment income	280	291	302	873	304	323	315	324	1,266
Net investment gains (losses)	(325)	(105)	(93)	(523)	(55)	(24)	(22)	(9)	(110)
Insurance and investment product fees and other	51	54	54	159	55	53	46	44	198

Total revenues	187	351	430	968	439	470	490	513	1,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	278	191	252	721	218	198	221	232	869
Interest credited	130	129	128	387	130	134	142	145	551
Acquisition and operating expenses, net of deferrals	39	42	38	119	37	32	37	34	140
Amortization of deferred acquisition costs and intangibles	(12)	28	23	39	44	44	41	45	174
Interest expense	1	1	1	3	1	2	1	1	5

Total benefits and expenses	436	391	442	1,269	430	410	442	457	1,739

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(249)	(40)	(12)	(301)	9	60	48	56	173
Provision (benefit) for income taxes	(106)	—	(6)	(112)	(2)	(8)	16	16	22

INCOME (LOSS) FROM CONTINUING OPERATIONS	(143)	(40)	(6)	(189)	11	68	32	40	151

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	158	53	42	253	30	14	11	6	61

NET OPERATING INCOME	$15	$13	$36	$64	$41	$82	$43	$46	$212

Effective tax rate (operating income)	442.3%	70.6%	31.4%	27.3%	26.4%	-0.2%	33.4%	29.6%	20.8%

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	2	3	3	8	3	3	5	4	15
Net investment gains (losses)	(82)	7	(35)	(110)	(9)	(9)	1	—	(17)
Insurance and investment product fees and other	48	51	51	150	51	48	41	38	178

Total revenues	(32)	61	19	48	45	42	47	42	176

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	8	5	24	4	4	(1)	4	11
Interest credited	4	3	4	11	4	3	4	4	15
Acquisition and operating expenses, net of deferrals	14	16	13	43	13	10	12	10	45
Amortization of deferred acquisition costs and intangibles	(18)	18	4	4	14	10	7	7	38
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	11	45	26	82	35	27	22	25	109

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(43)	16	(7)	(34)	10	15	25	17	67
Provision (benefit) for income taxes	(19)	8	(4)	(15)	(1)	(19)	7	2	(11)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(24)	8	(3)	(19)	11	34	18	15	78

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	23	(2)	13	34	6	6	(1)	—	11

NET OPERATING INCOME (LOSS)	$(1)	$6	$10	$15	$17	$40	$17	$15	$89

Effective tax rate (operating income (loss))	86.9%	56.4%	21.9%	15.1%	12.1%	-65.7%	28.7%	10.9%	-5.5%

SALES:
Sales by Product:
Income Distribution Series(1)	$499	$585	$586	$1,670	$606	$528	$472	$409	$2,015
Traditional Variable Annuities	97	118	113	328	151	136	153	134	574
Variable Life	—	2	1	3	3	1	3	1	8

Total Sales	$596	$705	$700	$2,001	$760	$665	$628	$544	$2,597

Sales by Distribution Channel:
Financial Intermediaries	$545	$662	$660	$1,867	$716	$609	$592	$513	$2,430
Independent Producers	17	15	12	44	10	20	13	12	55
Dedicated Sales Specialists	34	28	28	90	34	36	23	19	112

Total Sales	$596	$705	$700	$2,001	$760	$665	$628	$544	$2,597

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$5,308	$4,877	$4,535	$4,535	$3,978	$3,361	$2,813	$2,402	$2,402
Deposits	506	596	595	1,697	625	543	482	421	2,071
Surrenders, benefits and product charges	(115)	(112)	(105)	(332)	(98)	(78)	(66)	(60)	(302)

Net flows	391	484	490	1,365	527	465	416	361	1,769
Interest credited and investment performance	(327)	(53)	(148)	(528)	30	152	132	50	364

Account value, net of reinsurance, end of period	5,372	5,308	4,877	5,372	4,535	3,978	3,361	2,813	4,535

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	2,278	2,241	2,345	2,345	2,262	2,098	1,905	1,780	1,780
Deposits	92	105	108	305	148	133	149	130	560
Surrenders, benefits and product charges	(66)	(63)	(59)	(188)	(50)	(48)	(56)	(41)	(195)

Net flows	26	42	49	117	98	85	93	89	365
Interest credited and investment performance	(290)	(5)	(153)	(448)	(15)	79	100	36	200

Account value, net of reinsurance, end of period	2,014	2,278	2,241	2,014	2,345	2,262	2,098	1,905	2,345

Variable Life Insurance
Account value, beginning of the period	373	371	403	403	414	408	396	391	391
Deposits	4	5	5	14	6	6	7	5	24
Surrenders, benefits and product charges	(15)	(10)	(10)	(35)	(13)	(15)	(14)	(12)	(54)

Net flows	(11)	(5)	(5)	(21)	(7)	(9)	(7)	(7)	(30)
Interest credited and investment performance	(38)	7	(27)	(58)	(4)	15	19	12	42

Account value, end of period	324	373	371	324	403	414	408	396	403

Total Retirement Income—Fee-Based	$7,710	$7,959	$7,489	$7,710	$7,283	$6,654	$5,867	$5,114	$7,283

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$181	$111	$167	$459	$135	$118	$151	$154	$558
Net investment income	278	288	299	865	301	320	310	320	1,251
Net investment gains (losses)	(243)	(112)	(58)	(413)	(46)	(15)	(23)	(9)	(93)
Insurance and investment product fees and other	3	3	3	9	4	5	5	6	20

Total revenues	219	290	411	920	394	428	443	471	1,736

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	267	183	247	697	214	194	222	228	858
Interest credited	126	126	124	376	126	131	138	141	536
Acquisition and operating expenses, net of deferrals	25	26	25	76	24	22	25	24	95
Amortization of deferred acquisition costs and intangibles	6	10	19	35	30	34	34	38	136
Interest expense	1	1	1	3	1	2	1	1	5

Total benefits and expenses	425	346	416	1,187	395	383	420	432	1,630

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(206)	(56)	(5)	(267)	(1)	45	23	39	106
Provision (benefit) for income taxes	(87)	(8)	(2)	(97)	(1)	11	9	14	33

INCOME (LOSS) FROM CONTINUING OPERATIONS	(119)	(48)	(3)	(170)	—	34	14	25	73

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	135	55	29	219	24	8	12	6	50

NET OPERATING INCOME	$16	$7	$26	$49	$24	$42	$26	$31	$123

Effective tax rate (operating income)	-408.1%	76.6%	34.7%	30.3%	34.3%	26.9%	36.1%	36.2%	32.9%

SALES:
Sales by Product:
Structured Settlements	$—	$—	$3	$3	$12	$5	$30	$47	$94
Single Premium Immediate Annuities	259	150	240	649	189	208	218	200	815
Fixed Annuities	468	298	408	1,174	185	145	106	167	603

Total Sales	$727	$448	$651	$1,826	$386	$358	$354	$414	$1,512

Sales by Distribution Channel:
Financial Intermediaries	$572	$360	$541	$1,473	$299	$250	$239	$275	$1,063
Independent Producers	146	82	103	331	82	99	109	131	421
Dedicated Sales Specialists	9	6	7	22	5	9	6	8	28

Total Sales	$727	$448	$651	1,826	$386	$358	$354	$414	$1,512

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$181	$111	$165	$457	$124	$114	$124	$111	$473
Structured Settlements	—	—	2	2	11	4	27	43	85

Total Premiums	$181	$111	$167	$459	$135	$118	$151	$154	$558

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$12,130	$12,141	$12,073	$12,073	$12,368	$12,886	$13,522	$13,972	$13,972
Deposits	514	333	436	1,283	215	184	144	207	750
Surrenders, benefits and product charges	(576)	(449)	(474)	(1,499)	(618)	(815)	(899)	(781)	(3,113)

Net flows	(62)	(116)	(38)	(216)	(403)	(631)	(755)	(574)	(2,363)
Interest credited	106	105	106	317	108	113	119	124	464

Account value, net of reinsurance, end of period	12,174	12,130	12,141	12,174	12,073	12,368	12,886	13,522	12,073

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,781	6,781	6,668	6,668	6,458	6,367	6,261	6,174	6,174
Premiums and deposits	280	188	291	759	226	247	261	237	971
Surrenders, benefits and product charges	(197)	(278)	(267)	(742)	(102)	(241)	(240)	(234)	(817)

Net flows	83	(90)	24	17	124	6	21	3	154
Interest credited	92	90	89	271	86	85	85	84	340

Account value, net of reinsurance, end of period	6,956	6,781	6,781	6,956	6,668	6,458	6,367	6,261	6,668

Structured Settlements
Account value, net of reinsurance, beginning of period	1,107	1,105	1,103	1,103	1,092	1,088	1,058	1,011	1,011
Premiums and deposits	—	1	2	3	12	5	30	47	94
Surrenders, benefits and product charges	(15)	(13)	(14)	(42)	(15)	(15)	(15)	(14)	(59)

Net flows	(15)	(12)	(12)	(39)	(3)	(10)	15	33	35
Interest credited	14	14	14	42	14	14	15	14	57

Account value, net of reinsurance, end of period	1,106	1,107	1,105	1,106	1,103	1,092	1,088	1,058	1,103

Total Retirement Income—Spread-Based, net of reinsurance	$20,236	$20,018	$20,027	$20,236	$19,844	$19,918	$20,341	$20,841	$19,844

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	87	100	135	322	167	175	167	166	675
Net investment gains (losses)	(206)	(303)	(59)	(568)	(128)	(20)	(6)	(5)	(159)
Insurance and investment product fees and other	81	—	—	81	—	—	—	—	—

Total revenues	(38)	(203)	76	(165)	39	155	161	161	516

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	80	86	115	281	149	157	149	141	596
Acquisition and operating expenses, net of deferrals	2	2	2	6	2	3	2	3	10
Amortization of deferred acquisition costs and intangibles	14	1	1	16	1	—	1	—	2
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	96	89	118	303	152	160	152	144	608

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(134)	(292)	(42)	(468)	(113)	(5)	9	17	(92)
Provision (benefit) for income taxes	(49)	(101)	(14)	(164)	(40)	(2)	3	6	(33)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(85)	(191)	(28)	(304)	(73)	(3)	6	11	(59)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	134	196	39	369	82	13	4	3	102

NET OPERATING INCOME	$49	$5	$11	$65	$9	$10	$10	$14	$43

Effective tax rate (operating income)	32.0%	51.6%	34.0%	34.5%	31.3%	34.7%	35.1%	35.5%	34.3%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$68	$184	$44	$296	$32	$24	$42	$22	$120
Funding Agreements Backing Notes	48	675	107	830	520	200	650	600	1,970
Funding Agreements	342	75	—	417	—	—	315	—	315

Total Sales	$458	$934	$151	$1,543	$552	$224	$1,007	$622	$2,405

Institutional products are sold through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Institutional

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, beginning of period	$10,773	$10,655	$10,982	$10,982	$11,292	$11,515	$10,724	$10,483	$10,483
Deposits(1)	558	1,128	251	1,937	762	323	1,107	722	2,914
Surrenders and benefits(1)	(2,149)	(1,099)	(727)	(3,975)	(1,226)	(710)	(460)	(629)	(3,025)

Net flows	(1,591)	29	(476)	(2,038)	(464)	(387)	647	93	(111)
Interest credited	94	96	117	307	147	154	147	141	589
Foreign currency translation	(23)	(7)	32	2	7	10	(3)	7	21

Account value, end of period	$9,253	$10,773	$10,655	$9,253	$10,982	$11,292	$11,515	$10,724	$10,982

By Contract Type:
Guaranteed Investment Contracts	$1,392	$1,478	$1,449		$1,602	$1,790	$1,921	$2,073
Funding Agreements Backing Notes	5,988	7,349	6,909		6,721	6,591	6,578	5,953
Funding Agreements	1,873	1,946	2,297		2,659	2,911	3,016	2,698

	$9,253	$10,773	$10,655		$10,982	$11,292	$11,515	$10,724

Funding Agreements By Liquidity Provisions:
90 day—Putable	$—	$350	$180		$170	$270	$375	$425
180 day—Putable	—	200	345		500	500	500	450
No put	955	550	925		1,135	1,285	1,285	1,235
Rolling maturity(2)
No extension and mature in next 12 months	475	740	740		290	265	—	—
Extendible with 12 and 13 months rolling maturity	100	100	100		550	575	840	575
Funding agreements with maturities greater than 12 months	337	—	—		—	—	—	—
Accrued interest	6	6	7		14	16	16	13

Total funding agreements	$1,873	$1,946	$2,297		$2,659	$2,911	$3,016	$2,698

(1)

”Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended September 30, 2008 and 2007, contracts were redeposited and are now reflected under “Deposits” amounted to zero and $100 million, respectively. For the nine months ended September 30, 2008 and 2007, contracts included $295 million and $300 million, respectively, that were redeposited and reflected under “Deposits.”

(2)	Includes products having a 12 and 13 month rolling maturity.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$241	$250	$242	$733	$231	$236	$238	$235	$940
Net investment income	141	148	153	442	171	183	164	157	675
Net investment gains (losses)	(137)	(80)	(26)	(243)	(29)	4	(7)	—	(32)
Insurance and investment product fees and other	98	89	93	280	100	88	95	93	376

Total revenues	343	407	462	1,212	473	511	490	485	1,959

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	230	208	205	643	202	204	202	196	804
Interest credited	63	60	61	184	61	60	62	60	243
Acquisition and operating expenses, net of deferrals	37	34	37	108	35	32	31	31	129
Amortization of deferred acquisition costs and intangibles	18	39	35	92	35	27	36	32	130
Interest expense	37	38	46	121	56	57	50	42	205

Total benefits and expenses	385	379	384	1,148	389	380	381	361	1,511

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(42)	28	78	64	84	131	109	124	448
Provision (benefit) for income taxes	(16)	(6)	29	7	29	47	39	46	161

INCOME (LOSS) FROM CONTINUING OPERATIONS	(26)	34	49	57	55	84	70	78	287

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	89	53	16	158	21	(3)	5	—	23

NET OPERATING INCOME	$63	$87	$65	$215	$76	$81	$75	$78	$310

Effective tax rate (operating income)	33.6%	20.2%	36.9%	30.0%	33.7%	36.1%	35.3%	37.1%	35.6%

SALES:
Sales by Product:
Term Life	$21	$25	$23	$69	$26	$28	$29	$29	$112
Universal Life:
Annualized first-year deposits	12	14	13	39	14	15	15	11	55
Excess deposits	43	46	43	132	64	53	41	48	206

Total Universal Life	55	60	56	171	78	68	56	59	261

Total Sales	$76	$85	$79	$240	$104	$96	$85	$88	$373

Sales by Distribution Channel:
Financial Intermediaries	$—	$1	$1	$2	$2	$1	$2	$1	$6
Independent Producers	76	84	78	238	102	95	83	87	367

Total Sales	$76	$85	$79	$240	$104	$96	$85	$88	$373

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2008			2007
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$491,032	$481,430	$476,503	$464,411	$457,001	$449,654	$439,380
Life insurance in-force before reinsurance	$625,385	$621,221	$619,086	$618,379	$614,248	$610,071	$602,725
Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,781	$42,833	$42,590	$42,181	$41,638	$41,303	$40,912
Life insurance in-force before reinsurance	$51,043	$51,851	$51,534	$51,175	$50,737	$50,290	$49,834
Total life insurance
Life insurance in-force, net of reinsurance	$534,813	$524,263	$519,093	$506,592	$498,639	$490,957	$480,292
Life insurance in-force before reinsurance	$676,428	$673,072	$670,620	$669,554	$664,985	$660,361	$652,559

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$536	$524	$511	$1,571	$506	$507	$498	$485	$1,996
Net investment income	222	215	216	653	212	210	213	196	831
Net investment gains (losses)	(34)	(23)	(32)	(89)	(2)	2	(10)	(5)	(15)
Insurance and investment product fees and other	6	6	6	18	6	6	5	7	24

Total revenues	730	722	701	2,153	722	725	706	683	2,836

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	540	531	522	1,593	509	517	494	480	2,000
Interest credited	46	45	41	132	45	40	38	39	162
Acquisition and operating expenses, net of deferrals	89	84	83	256	89	84	87	84	344
Amortization of deferred acquisition costs and intangibles	29	31	29	89	24	24	34	27	109
Interest expense	—	—	—	—	1	—	—	—	1

Total benefits and expenses	704	691	675	2,070	668	665	653	630	2,616

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	26	31	26	83	54	60	53	53	220
Provision for income taxes	9	12	9	30	20	20	19	19	78

INCOME FROM CONTINUING OPERATIONS	17	19	17	53	34	40	34	34	142

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	22	15	21	58	2	(1)	7	3	11

NET OPERATING INCOME	$39	$34	$38	$111	$36	$39	$41	$37	$153

Effective tax rate (operating income)	34.7%	36.4%	34.9%	35.3%	36.5%	33.3%	35.8%	35.9%	35.4%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$5	$4	$6	$15	$7	$6	$7	$7	$27
Independent Producers	23	24	23	70	25	25	23	24	97
Dedicated Sales Specialist	15	16	15	46	13	13	11	10	47

Total Individual Long-Term Care	43	44	44	131	45	44	41	41	171
Group Long-Term Care	1	1	1	3	1	—	1	—	2
Medicare Supplement and Other A&H	14	13	10	37	10	8	7	7	32
Linked-Benefits	6	8	7	21	10	8	5	4	27

Total Sales	$64	$66	$62	$192	$66	$60	$54	$52	$232

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$470	$459	$443	$1,372	$442	$444	$430	$419	$1,735
Loss Ratio(1)	66.5%	66.9%	66.9%	66.7%	67.5%	70.0%	67.8%	65.4%	66.6%
Gross Benefits Ratio(2)	104.6%	105.2%	105.6%	105.1%	105.0%	106.4%	103.9%	101.0%	102.5%
Medicare Supplement and A&H(3)
Earned Premium	$68	$68	$68	$204	$66	$65	$69	$67	$267
Loss Ratio(1)	69.6%	70.5%	76.2%	72.1%	66.2%	66.8%	68.4%	80.7%	74.5%

(1)

We calculate the loss ratio for our long-term care insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.
(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$587	$628	$609	$1,824	$623	$572	$509	$493	$2,197
Net investment income	146	148	138	432	138	131	113	88	470
Net investment gains (losses)	(37)	25	(7)	(19)	(2)	—	(5)	—	(7)
Insurance and investment product fees and other	7	7	11	25	8	8	7	6	29

Total revenues	703	808	751	2,262	767	711	624	587	2,689

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	147	160	163	470	140	126	112	107	485
Acquisition and operating expenses, net of deferrals	254	273	258	785	266	281	229	224	1,000
Amortization of deferred acquisition costs and intangibles	87	97	103	287	96	94	86	87	363
Interest expense	19	8	7	34	8	6	10	4	28

Total benefits and expenses	507	538	531	1,576	510	507	437	422	1,876

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	196	270	220	686	257	204	187	165	813
Provision for income taxes	54	71	64	189	78	65	48	42	233

INCOME FROM CONTINUING OPERATIONS	142	199	156	497	179	139	139	123	580

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	24	(16)	4	12	1	1	3	—	5

NET OPERATING INCOME(1)	$166	$183	$160	$509	$180	$140	$142	$123	$585

Effective tax rate (operating income)	28.1%	25.6%	29.5%	27.7%	30.7%	32.2%	25.7%	25.3%	28.8%

(1)	Net operating income adjusted for foreign exchange for our International segment was $161 million and $460 million for the three and nine months ended September 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$137	$139	$133	$409	$142	$108	$94	$83	$427
Net investment income(2)	50	50	48	148	49	52	31	29	161
Net investment gains (losses)	—	26	(6)	20	—	(2)	—	—	(2)
Insurance and investment product fees and other	1	—	—	1	1	—	—	—	1

Total revenues	188	215	175	578	192	158	125	112	587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	34	30	35	99	26	20	16	13	75
Acquisition and operating expenses, net of deferrals(2)	22	22	22	66	25	31	15	13	84
Amortization of deferred acquisition costs and intangibles	8	9	8	25	6	4	5	4	19
Interest expense	1	—	1	2	1	1	—	1	3

Total benefits and expenses	65	61	66	192	58	56	36	31	181

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	123	154	109	386	134	102	89	81	406
Provision for income taxes	43	54	38	135	46	35	30	26	137

INCOME FROM CONTINUING OPERATIONS	80	100	71	251	88	67	59	55	269

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(17)	4	(13)	—	1	—	—	1

NET OPERATING INCOME(3)	$80	$83	$75	$238	$88	$68	$59	$55	$270

Effective tax rate (operating income)	35.2%	35.0%	35.0%	35.0%	34.4%	34.2%	33.3%	32.6%	33.8%

SALES
New Insurance Written (NIW)
Flow	$8,000	$7,500	$4,900	$20,400	$8,100	$11,000	$9,600	$6,000	$34,700
Bulk	900	800	1,500	3,200	7,800	1,300	11,900	400	21,400

Total Canada NIW(4)	$8,900	$8,300	$6,400	$23,600	$15,900	$12,300	$21,500	$6,400	$56,100

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $13 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)

The three months ended September 30, 2007 includes a reclassification of expense of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the three months ended September 30, 2007 and all prior periods. The respective expense amount related to the third, second and first quarter of 2007 was $7 million, $6 million and $3 million, respectively.

(3)	Net operating income for our Canada platform adjusted for foreign exchange was $79 million and $218 million for the three and nine months ended September 30, 2008, respectively.
(4)	New insurance written for our Canada platform adjusted for foreign exchange was $8,900 million and $22,100 million for the three and nine months ended September 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$78	$85	$86	$249	$71	$73	$72	$68	$284
Net investment income	38	38	35	111	33	30	31	22	116
Net investment gains (losses)	(4)	—	(1)	(5)	—	3	(2)	—	1
Insurance and investment product fees and other	—	1	—	1	—	—	—	1	1

Total revenues	112	124	120	356	104	106	101	91	402

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	35	35	108	33	36	34	31	134
Acquisition and operating expenses, net of deferrals	13	18	19	50	15	14	13	12	54
Amortization of deferred acquisition costs and intangibles	6	6	7	19	4	5	5	5	19
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	57	59	61	177	52	55	52	48	207

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	55	65	59	179	52	51	49	43	195
Provision for income taxes	10	15	12	37	12	13	7	7	39

INCOME FROM CONTINUING OPERATIONS	45	50	47	142	40	38	42	36	156

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	—	—	3	—	(2)	2	—	—

NET OPERATING INCOME(2)	$48	$50	$47	$145	$40	$36	$44	$36	$156

Effective tax rate (operating income)	19.7%	22.3%	20.9%	21.0%	23.8%	25.6%	14.9%	15.5%	20.1%

SALES
New Insurance Written (NIW)
Flow	$8,700	$10,000	$10,400	$29,100	$11,600	$11,400	$11,600	$10,800	$45,400
Bulk	600	600	1,000	2,200	900	7,000	5,900	2,300	16,100

Total Australia NIW(3)	$9,300	$10,600	$11,400	$31,300	$12,500	$18,400	$17,500	$13,100	$61,500

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments unfavorably impacted net operating income by $4 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating income for our Australia platform adjusted for foreign exchange was $47 million and $131 million for the three and nine months ended September 30, 2008, respectively.
(3)	New insurance written for our Australia platform adjusted for foreign exchange was $8,800 million and $28,100 million for the three and nine months ended September 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$30	$29	$28	$87	$63	$27	$29	$22	$141
Net investment income	9	9	9	27	9	9	7	5	30
Net investment gains (losses)	(6)	—	—	(6)	—	—	(1)	—	(1)
Insurance and investment product fees and other	—	—	1	1	1	1	—	—	2

Total revenues	33	38	38	109	73	37	35	27	172

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	26	19	21	66	21	10	11	5	47
Acquisition and operating expenses, net of deferrals	19	17	17	53	27	18	18	18	81
Amortization of deferred acquisition costs and intangibles	1	2	1	4	2	2	1	1	6
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	46	38	39	123	50	30	30	24	134

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(13)	—	(1)	(14)	23	7	5	3	38
Provision (benefit) for income taxes	(7)	(1)	(1)	(9)	7	2	1	—	10

INCOME (LOSS) FROM CONTINUING OPERATIONS	(6)	1	—	(5)	16	5	4	3	28

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	—	—	4	—	1	—	—	1

NET OPERATING INCOME (LOSS)(2)	$(2)	$1	$—	$(1)	$16	$6	$4	$3	$29

Effective tax rate (operating income (loss))	74.7%	219.7%	154.3%	86.5%	30.7%	30.2%	21.2%	-1.6%	27.0%

SALES
New Insurance Written (NIW)
Flow	$2,000	$2,100	$2,300	$6,400	$3,300	$4,700	$5,100	$4,900	$18,000
Bulk	1,100	500	700	2,300	900	800	400	3,800	5,900

Total Other International NIW(3)	$3,100	$2,600	$3,000	$8,700	$4,200	$5,500	$5,500	$8,700	$23,900

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $14 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating income (loss) for our Other International platform adjusted for foreign exchange was $(2) million for the three and nine months ended September 30, 2008.
(3)	New insurance written for our Other International platform adjusted for foreign exchange was $3,000 million and $8,000 million for the three and nine months ended September 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$214	$198	$130	$542	$225	$301	$262	$137	$925
Australia	82	89	97	268	109	102	108	102	421
Other International	10	5	18	33	28	49	58	83	218

Total International Net Premiums Written	$306	$292	$245	$843	$362	$452	$428	$322	$1,564

Loss Ratio(1)
Canada	25%	21%	26%	24%	18%	18%	17%	16%	18%
Australia	48%	41%	41%	43%	46%	49%	47%	46%	47%
Other International	87%	70%	71%	76%	33%	38%	37%	24%	33%
Total International Loss Ratio	40%	33%	37%	37%	29%	32%	31%	29%	30%

Expense Ratio(2)
Canada	14%	16%	23%	17%	13%	12%	7%	12%	11%
Australia	22%	27%	27%	26%	18%	18%	17%	17%	17%
Other International	190%	362%	104%	171%	100%	38%	34%	23%	40%
Total International Expense Ratio	22%	25%	31%	26%	22%	16%	13%	16%	17%

Expense Ratio Adjusted for Canada Reclassification(3)
Canada						9%	10%	15%	11%
Total International Expense Ratio						14%	15%	18%	17%

Primary Insurance In-force
Canada	$192,800	$194,100	$185,000		$187,900	$172,400	$150,000	$119,700
Australia	207,500	249,900	234,600		221,400	224,500	205,100	185,200
Other International	64,300	71,500	72,400		68,500	65,000	59,800	56,000

Total International Primary Insurance In-force	$464,600	$515,500	$492,000		$477,800	$461,900	$414,900	$360,900

Primary Risk In-force(4)
Canada
Flow	$53,300	$53,400	$50,700		$51,200	$48,400	$41,800	$35,900
Bulk	14,200	14,500	14,100		14,600	11,900	10,700	6,000

Total Canada	67,500	67,900	64,800		65,800	60,300	52,500	41,900
Australia
Flow	63,700	76,500	71,600		67,200	68,200	64,100	59,300
Bulk	8,900	11,000	10,500		10,300	10,400	7,700	5,500

Total Australia	72,600	87,500	82,100		77,500	78,600	71,800	64,800
Other International
Flow	7,100	7,900	8,000		7,400	7,200	6,400	5,800
Bulk	800	800	800		700	700	900	1,100

Total Other International	7,900	8,700	8,800		8,100	7,900	7,300	6,900

Total International Primary Risk In-force	$148,000	$164,100	$155,700		$151,400	$146,800	$131,600	$113,600

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for our international businesses are as follows: Canada 35-40%, Australia 30-40% and Europe 60-65%.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Includes the impact of the adjustment referenced on page 36 related to the reclassification of guarantee fund fees from net investment income to acquisition and operating expenses, net of deferrals, in the third quarter of 2007.

(4)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	September 30, 2008	June 30, 2008	September 30, 2007
Insured loans in-force	1,141,020	1,108,423	1,005,300
Insured delinquent loans	2,517	2,340	1,863
Insured delinquency rate	0.22%	0.21%	0.19%

Flow loans in-force	871,025	842,863	770,727
Flow delinquent loans	2,298	2,140	1,716
Flow delinquency rate	0.26%	0.25%	0.22%

Bulk loans in-force	269,995	265,560	234,573
Bulk delinquent loans	219	200	147
Bulk delinquency rate	0.08%	0.08%	0.06%

Loss Metrics	September 30, 2008	June 30, 2008
Beginning Reserves	$117	$106
Paid claims	(21)	(20)
Increase (decrease) in reserves	35	30
Impact of changes in foreign exchange rates	(4)	1

Ending Reserves	$127	$117

	September 30, 2008		June 30, 2008		September 30, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
Ontario	48%	0.22%	48%	0.23%	51%
British Columbia	16	0.11%	16	0.09%	15
Alberta	15	0.24%	15	0.18%	14
Quebec	14	0.25%	14	0.25%	14
Nova Scotia	2	0.26%	2	0.20%	2
Saskatchewan	2	0.07%	2	0.08%	1
Manitoba	1	0.12%	1	0.11%	1
New Brunswick	1	0.23%	1	0.31%	1
All Other	1	0.02%	1	0.16%	1

Total	100%	0.22%	100%	0.20%	100%

By Policy Year
2000 and Prior	9%	0.04%	9%	0.04%	11%
2001	3	0.04%	3	0.07%	4
2002	5	0.07%	5	0.08%	6
2003	7	0.11%	7	0.14%	9
2004	10	0.20%	11	0.20%	12
2005	11	0.27%	12	0.29%	14
2006	14	0.45%	15	0.45%	19
2007	28	0.33%	30	0.24%	25
2008	13	0.06%	8	0.01%	—

Total	100%	0.22%	100%	0.20%	100%

Loan Amount (in CAD)(1)
Over $550K	3%		3%		2%
$400 to $550K	6		6		5
$250 to $400K	26		26		24
$100K to $250K	57		57		60
$100K or Less	8		8		9

Total	100%		100%		100%

Average Primary Loan Size (CAD in thousands)(1)	$180		$178		$160

(1)	Loan amount and size presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	September 30, 2008	June 30, 2008	September 30, 2007
Insured loans in-force	1,426,729	1,422,851	1,442,450
Insured delinquent loans	5,121	5,026	4,196
Insured delinquency rate	0.36%	0.35%	0.29%

Flow loans in-force	1,247,313	1,240,020	1,252,370
Flow delinquent loans	5,018	4,926	4,103
Flow delinquency rate	0.40%	0.40%	0.33%

Bulk loans in-force	179,416	182,831	190,080
Bulk delinquent loans	103	100	93
Bulk delinquency rate	0.06%	0.05%	0.05%

Loss Metrics	September 30, 2008	June 30, 2008
Beginning Reserves	$164	$157
Paid claims	(31)	(36)
Increase (decrease) in reserves	38	35
Impact of changes in foreign exchange rates	(30)	8

Ending Reserves	$141	$164

	September 30, 2008		June 30, 2008		September 30, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
New South Wales	33%	0.68%	33%	0.67%	34%
Victoria	22	0.29%	22	0.32%	23
Queensland	21	0.19%	21	0.17%	20
Western Australia	10	0.15%	10	0.13%	10
South Australia	5	0.18%	5	0.20%	5
New Zealand	4	0.41%	4	0.30%	3
Australian Capital Territory	2	0.07%	2	0.08%	2
Tasmania	2	0.14%	2	0.14%	2
Northern Territory	1	0.13%	1	0.08%	1

Total	100%	0.36%	100%	0.35%	100%

By Policy Year
2000 and Prior	10%	0.03%	10%	0.04%	13%
2001	3	0.05%	4	0.06%	4
2002	6	0.11%	6	0.11%	8
2003	8	0.25%	8	0.27%	9
2004	10	0.55%	10	0.58%	12
2005	14	0.59%	15	0.72%	17
2006	18	0.65%	19	0.66%	21
2007	19	0.43%	20	0.32%	16
2008	12	0.08%	8	0.03%	—

Total	100%	0.38%	100%	0.35%	100%

Loan Amount (in AUD)(1)
Over $550K	10%		10%		8%
$400 to $550K	12		12		11
$250 to $400K	33		32		31
$100K to $250K	37		37		40
$100K or Less	8		9		10

Total	100%		100%		100%

Average Primary Loan Size (AUD in thousands)(1)	$184		$183		$156

(1)	Loan amount and size presented in Australian dollars.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

Risk In-force by Loan-To-Value Ratio (1)	September 30, 2008			June 30, 2008
Canada	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$21,945	$21,945	$—	$21,563	$21,563	$—
90.01% to 95.00%	18,029	18,026	2	18,271	18,269	3
80.01% to 90.00%	11,988	11,268	720	12,138	11,512	626
80.00% and below	15,503	2,082	13,422	15,966	2,119	13,847

Total Canada	$67,465	$53,321	$14,144	$67,938	$53,463	$14,476

Australia
95.01% and above	$8,671	$8,670	$1	$9,873	$9,872	$1
90.01% to 95.00%	12,411	12,399	12	14,899	14,883	16
80.01% to 90.00%	17,506	17,371	136	21,091	20,919	172
80.00% and below	34,055	25,296	8,758	41,582	30,780	10,802

Total Australia	$72,643	$63,736	$8,907	$87,445	$76,454	$10,991

Other International
95.01% and above	$2,381	$2,327	$54	$2,644	$2,564	$81
90.01% to 95.00%	2,888	2,760	128	3,261	3,153	107
80.01% to 90.00%	2,369	1,827	542	2,558	2,031	526
80.00% and below	236	161	75	244	166	78

Total Other International	$7,874	$7,075	$799	$8,707	$7,914	$792

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Lifestyle Protection

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$342	$375	$362	$1,079	$347	$364	$314	$320	$1,345
Net investment income	49	51	46	146	47	40	44	32	163
Net investment gains (losses)	(27)	(1)	—	(28)	(2)	(1)	(2)	—	(5)
Insurance and investment product fees and other	6	6	10	22	6	7	7	5	25

Total revenues	370	431	418	1,219	398	410	363	357	1,528

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	49	76	72	197	60	60	51	58	229
Acquisition and operating expenses, net of deferrals	200	216	200	616	199	218	183	181	781
Amortization of deferred acquisition costs and intangibles	72	80	87	239	84	83	75	77	319
Interest expense	18	8	6	32	7	5	10	3	25

Total benefits and expenses	339	380	365	1,084	350	366	319	319	1,354

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	31	51	53	135	48	44	44	38	174
Provision (benefit) for income taxes	8	3	15	26	13	15	10	9	47

INCOME FROM CONTINUING OPERATIONS	23	48	38	109	35	29	34	29	127

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	17	1	—	18	1	1	1	—	3

NET OPERATING INCOME(1)	$40	$49	$38	$127	$36	$30	$35	$29	$130

Effective tax rate (operating income)	27.6%	8.7%	28.2%	21.7%	27.8%	35.1%	23.3%	22.8%	27.5%

SALES
Lifestyle Protection
Traditional indemnity premiums	$333	$390	$334	$1,057	$362	$378	$584	$364	$1,688
Premium equivalents for administrative services only business	20	30	35	85	33	44	40	50	167
Reinsurance premiums assumed accounted for under the deposit method	260	301	270	831	253	232	244	172	901

Total Lifestyle Protection(2)	613	721	639	1,973	648	654	868	586	2,756
Mexico operations	23	20	21	64	22	19	18	19	78

Total Sales	$636	$741	$660	$2,037	$670	$673	$886	$605	$2,834

SALES BY REGION
Lifestyle Protection
Established European Regions
Western region	$88	$120	$130	$338	$129	$173	$175	$198	$675
Central region	153	182	153	488	150	157	146	122	575
Southern region	140	174	137	451	152	127	145	112	536
Nordic region	82	97	85	264	78	73	77	68	296
New Markets	71	63	56	190	61	50	43	34	188
Structured Deals(3)	79	85	78	242	78	74	282	52	486

Total Lifestyle Protection	613	721	639	1,973	648	654	868	586	2,756
Mexico operations	23	20	21	64	22	19	18	19	78

Total Sales	$636	$741	$660	$2,037	$670	$673	$886	$605	$2,834

(1)	Net operating income adjusted for foreign exchange for our lifestyle protection business was $37 million and $113 million for the three and nine months ended September 30, 2008, respectively.
(2)	Sales adjusted for foreign exchange for our lifestyle protection business was $589 million and $1,813 million for the three and nine months ended September 30, 2008, respectively.
(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$185	$190	$183	$558	$171	$159	$148	$137	$615
Net investment income	36	36	37	109	36	38	36	37	147
Net investment gains (losses)	(45)	1	1	(43)	5	1	—	—	6
Insurance and investment product fees and other	4	11	8	23	12	8	10	7	37

Total revenues	180	238	229	647	224	206	194	181	805

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	301	295	259	855	186	123	60	52	421
Acquisition and operating expenses, net of deferrals	33	36	37	106	35	30	34	32	131
Amortization of deferred acquisition costs and intangibles	68	11	9	88	7	10	8	8	33

Total benefits and expenses	402	342	305	1,049	228	163	102	92	585

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(222)	(104)	(76)	(402)	(4)	43	92	89	220
Provision (benefit) for income taxes	(73)	(45)	(41)	(159)	(4)	3	26	24	49

INCOME (LOSS) FROM CONTINUING OPERATIONS	(149)	(59)	(35)	(243)	—	40	66	65	171

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	28	—	(1)	27	(3)	(1)	—	—	(4)

NET OPERATING INCOME (LOSS)	$(121)	$(59)	$(36)	$(216)	$(3)	$39	$66	$65	$167

Effective tax rate (operating income (loss))	32.2%	43.4%	53.9%	40.1%	65.2%	7.1%	28.2%	27.1%	22.0%

SALES
New Insurance Written (NIW)
Flow	$6,200	$14,000	$15,000	$35,200	$16,000	$13,200	$10,800	$6,900	$46,900
Bulk	100	400	100	600	2,200	2,800	11,100	6,100	22,200
Pool	200	200	100	500	100	100	200	100	500

Total U.S. Mortgage NIW	$6,500	$14,600	$15,200	$36,300	$18,300	$16,100	$22,100	$13,100	$69,600

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$193	$214	$202	$609	$188	$167	$152	$140	$647
New Risk Written
Flow	$1,475	$3,465	$3,768	$8,708	$4,117	$3,330	$2,658	$1,695	$11,800
Bulk(1)	10	25	4	39	42	62	320	195	619

Total Primary	1,485	3,490	3,772	8,747	4,159	3,392	2,978	1,890	12,419
Pool	7	7	5	19	6	5	7	3	21

Total New Risk Written	$1,492	$3,497	$3,777	$8,766	$4,165	$3,397	$2,985	$1,893	$12,440

Primary Insurance In-force	$175,300	$174,900	$166,700		$157,600	$144,800	$135,500	$120,500
Risk In-force
Flow	$35,169	$34,667	$32,398		$29,817	$26,687	$24,442	$23,013
Bulk(1)	1,344	1,371	1,355		1,361	1,323	1,268	952

Total Primary	36,513	36,038	33,753		31,178	28,010	25,710	23,965
Pool	374	381	383		393	414	428	436

Total Risk In-force	$36,887	$36,419	$34,136		$31,571	$28,424	$26,138	$24,401

Other Metrics—U.S. Mortgage Insurance

GAAP Basis Expense Ratio(2)	55%	25%	25%	35%	25%	25%	28%	29%	27%
Adjusted Expense Ratio(3)	53%	22%	23%	32%	23%	24%	27%	29%	25%
Flow Persistency	88%	85%	83%		85%	82%	78%	78%
Gross written premiums ceded to captives/total direct written premiums	21%	20%	20%		21%	21%	22%	22%
Risk to Capital Ratio(4)	14.8:1	13.2:1	12.4:1		11.3:1	9.2:1	8.8:1	8.8:1

Average primary loan size (in thousands)	$170	$169	$166		$164	$160
Primary risk in-force subject to captives	53%	55%	58%		60%	61%
Primary risk in-force that is GSE conforming	95%	95%	95%		95%	95%
Primary interest only risk in-force with initial reset > 5 years	95%	95%	94%		94%	93%
Primary risk in-force with potential to reset in 2008(5)	1.1%	1.3%	1.4%		1.6%	2.0%
Primary risk in-force with potential to reset in 2009(5)	1.3%	1.4%	1.6%		0.0%	0.0%

The expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where we are in a first loss position.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

(5)	Represents < 5 year adjustable rate mortgages excluding option ARMs.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$131	$89	$79	$299	$64	$49	$40	$38	$191
Bulk	1	3	5	9	1	—	1	—	2

Total Primary	132	92	84	308	65	49	41	38	193
Pool	—	—	—	—	—	—	—	—	—

Total Paid Claims	$132	$92	$84	$308	$65	$49	$41	$38	$193

Average Paid Claim (in thousands)	$48.6	$42.9	$42.4		$39.2	$35.8	$32.5	$32.2
Number of Primary Delinquencies
Flow	57,985	46,700	38,316		35,489	27,609	22,970	21,804
Bulk loans with established reserve	6,038	4,475	3,768		2,404	1,338	881	554
Bulk loans with no reserve(1)	7,535	6,630	4,442		3,066	1,809	1,205	1,012
Average Reserve Per Delinquency (in thousands)
Flow	$20.5	$19.1	$15.8		$12.4	$12.0	$11.4	$11.3
Bulk loans with established reserve	19.8	18.2	14.9		11.5	10.2	7.4	6.1
Bulk loans with no reserve(1)	—	—	—		—	—	—	—
Beginning Reserves	$973	$661	$467	$467	$345	$270	$251	$237	$237
Paid claims	(132)	(92)	(84)	(308)	(65)	(49)	(41)	(38)	(193)
Increase (decrease) in reserves	471	404	278	1,153	187	124	60	52	423

Ending Reserves	$1,312	$973	$661	$1,312	$467	$345	$270	$251	$467

Captive Reinsurance Recoverable(2)	$300	$131	$21		$2	$1	$1	$1
Loss Ratio(3)	163%	155%	142%	154%	109%	78%	41%	38%	68%

The loss ratio included above is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Reserves are not established on loans where we were in a secondary loss position due to an existing deductible and we believe currently have no risk for claim.
(2)

Reinsurance recoverable includes amounts for book years of business that have reached specified captive attachment levels under non-quota share captive reinsurance arrangements. These amounts do not include captive benefit and paid claim recoveries under quota share and non-captive reinsurance arrangements or any ceded unearned premium recoveries.

(3)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2008			2007
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679 (%)	63%	62%	60%	59%	59%	59%	60%
Primary by FICO Scores 620-679	29%	30%	31%	32%	32%	32%	32%
Primary by FICO Scores 575-619	6%	6%	7%	7%	7%	7%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679 (%)	62%	60%	59%	58%	58%	58%	58%
Flow by FICO Scores 620-679	30%	31%	32%	33%	33%	33%	33%
Flow by FICO Scores 575-619	6%	7%	7%	7%	7%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679 (%)	84%	84%	84%	83%	83%	84%	83%
Bulk by FICO Scores 620-679	14%	14%	14%	15%	15%	14%	15%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Primary A minus	6%	6%	7%	7%	7%	6%	6%
Sub-prime(2)	5%	6%	6%	6%	6%	6%	6%

Primary Loans
Insured loans in-force	1,033,789	1,034,697	1,001,430	963,218	905,412	858,550	800,110
Insured delinquent loans	71,558	57,805	46,526	40,959	30,756	25,056	23,370
Insured delinquency rate	6.92%	5.59%	4.65%	4.25%	3.40%	2.92%	2.92%

Flow loans in-force	854,465	849,292	812,061	769,481	715,970	674,730	646,004
Flow delinquent loans	57,985	46,700	38,316	35,489	27,609	22,970	21,804
Flow delinquency rate	6.79%	5.50%	4.72%	4.61%	3.86%	3.40%	3.38%

Bulk loans in-force	179,324	185,405	189,369	193,737	189,442	183,820	154,106
Bulk delinquent loans	13,573	11,105	8,210	5,470	3,147	2,086	1,566
Bulk delinquency rate	7.57%	5.99%	4.34%	2.82%	1.66%	1.13%	1.02%

A minus and sub-prime loans in-force	108,028	110,979	112,383	109,262	100,512	89,023	79,405
A minus and sub-prime delinquent loans	19,583	16,171	13,254	12,863	9,632	7,646	6,875
A minus and sub-prime delinquency rate	18.13%	14.57%	11.79%	11.77%	9.58%	8.59%	8.66%

Pool Loans
Insured loans in-force	21,233	20,266	19,536	19,081	21,118	20,653	20,074
Pool delinquent loans	509	464	415	428	442	398	415
Pool delinquency rate	2.40%	2.29%	2.12%	2.24%	2.09%	1.93%	2.07%

(1)	Loans with unknown FICO scores are included in the 620-679 category
(2)	Excluding loans classified as A minus

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	September 30, 2008		June 30, 2008		September 30, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	23%	9.35%	24%	7.54%	25%	4.05%
South Central(2)	17	5.70%	17	4.52%	17	2.97%
Northeast(3)	13	5.55%	13	4.52%	13	3.49%
Pacific(4)	12	9.17%	12	7.11%	10	2.19%
North Central(5)	11	5.68%	11	4.55%	12	3.14%
Great Lakes(6)	8	7.13%	8	6.12%	9	4.86%
Plains(7)	6	3.86%	6	3.13%	6	2.57%
Mid-Atlantic(8)	5	5.90%	5	4.60%	4	2.65%
New England(9)	5	5.70%	4	4.83%	4	2.95%

Total	100%	6.92%	100%	5.59%	100%	3.40%

By State
Florida	8%	16.10%	9%	12.57%	9%	4.38%
Texas	7%	4.86%	7%	4.02%	7%	3.41%
California	6%	11.88%	6%	9.28%	4%	2.35%
New York	6%	4.29%	6%	3.42%	6%	2.79%
Illinois	5%	6.88%	5%	5.30%	5%	3.42%
North Carolina	4%	5.28%	4%	4.31%	4%	3.65%
Georgia	4%	7.93%	4%	6.72%	4%	4.65%
Pennsylvania	4%	5.92%	4%	5.05%	4%	4.23%
New Jersey	4%	7.62%	4%	5.95%	3%	3.79%
Arizona	3%	10.13%	3%	7.27%	3%	2.48%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk-In-force	September 30, 2008	% of Total	June 30, 2008	% of Total	September 30, 2007(3)	% of Total
Lender concentration (by original applicant)	$36,513		$36,038		$28,010
Top 10 lenders	18,244		17,232		11,585
Top 20 lenders	21,776		20,974		14,695

Loan-to-value ratio
95.01% and above	$9,271	25%	$9,417	26%	$7,864	28%
90.01% to 95.00%	12,331	34	12,097	34	8,908	32
80.01% to 90.00%	13,886	38	13,494	37	10,010	36
80.00% and below	1,025	3	1,030	3	1,228	4

Total	$36,513	100%	$36,038	100%	$28,010	100%

Loan grade
Prime	$32,401	89%	$31,816	88%	$24,389	87%
A minus and sub-prime	4,112	11	4,222	12	3,621	13

Total	$36,513	100%	$36,038	100%	$28,010	100%

Loan type(1)
First Mortgages
Fixed rate mortgage
Flow	$34,097	93%	$33,552	93%	$25,452	91%
Bulk	756	2	752	2	706	3
Adjustable rate mortgage
Flow	1,072	3	1,115	3	1,235	4
Bulk	588	2	619	2	617	2
Second Mortgages	—	—	—	—	—	—

Total	$36,513	100%	$36,038	100%	$28,010	100%

Type of documentation
Alt-A
Flow	$1,415	4%	$1,467	4%	$1,580	6%
Bulk	336	1	337	1	316	1
Standard(2)
Flow	33,754	92	33,200	92	25,107	89
Bulk	1,008	3	1,034	3	1,007	4

Total	$36,513	100%	$36,038	100%	$28,010	100%

Mortgage term
15 years and under	$434	1%	$430	1%	$356	1%
More than 15 years	36,079	99	35,608	99	27,654	99

Total	$36,513	100%	$36,038	100%	$28,010	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

(3)	The September 30, 2007 amounts previously presented have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where we are in a first loss position.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	As of September 30, 2008
Policy Year	Average Rate	Primary Insurance In-force	Percent of Total	Primary Risk In-force	Percent of Total
1997 and Prior	8.16%	$1,562	0.9%	$390	1.1%
1998	7.15%	687	0.4	181	0.5
1999	7.32%	836	0.5	210	0.6
2000	8.16%	550	0.3	135	0.4
2001	7.41%	1,849	1.1	471	1.3
2002	6.60%	4,596	2.6	1,134	3.1
2003	5.64%	18,416	10.5	3,068	8.4
2004	5.86%	10,064	5.7	2,187	6.0
2005	5.98%	15,184	8.7	3,775	10.3
2006	6.64%	27,397	15.6	5,254	14.4
2007	6.75%	59,277	33.8	11,186	30.6
2008	6.24%	34,897	19.9	8,522	23.3

Total		$175,315	100.0%	$36,513	100.0%

Occupancy and Property Type	As of September 30, 2008	As of June 30, 2008
Occupancy Status % of Primary Risk In-force
Primary residence	92.7%	92.6%
Second home	4.2	4.2
Non-owner occupied	3.1	3.2

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.6%	85.5%
Condominium and co-operative	11.0	11.0
Multi-family and other	3.4	3.5

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679			FICO 620 - 679(1)			FICO < 620			Total
	2008			2008			2008			2008
Primary Risk In-force	Q3	Q2	Q1	Q3	Q2	Q1	Q3	Q2	Q1	Q3	Q2	Q1
Total Primary Risk In-force	$22.9	$22.2	$20.2	$10.7	$10.8	$10.5	$2.9	$3.0	$3.0	$36.5	$36.0	$33.8
Delinquency rate(2)	4.2%	3.3%	2.6%	10.1%	8.1%	6.8%	19.0%	15.4%	12.7%	6.9%	5.6%	4.7%

2008 policy year	$6.5	$5.3	$2.6	$1.7	$1.5	$0.9	$0.3	$0.3	$0.2	$8.5	$7.2	$3.7
Delinquency rate	0.7%	0.3%	0.1%	2.8%	1.2%	0.3%	9.4%	17.1%	1.0%	1.5%	0.7%	0.2%

2007 policy year	$6.4	$6.6	$6.7	$3.5	$3.6	$3.7	$1.2	$1.2	$1.3	$11.1	$11.4	$11.7
Delinquency rate	6.2%	4.4%	2.9%	10.9%	7.5%	5.2%	22.0%	17.1%	12.3%	9.1%	6.6%	4.5%

2006 policy year	$3.1	$3.2	$3.3	$1.7	$1.7	$1.8	$0.5	$0.5	$0.5	$5.3	$5.4	$5.6
Delinquency rate	8.0%	6.5%	4.5%	13.8%	11.4%	8.8%	21.3%	17.6%	15.1%	10.8%	8.9%	6.6%

2005 policy year	$2.2	$2.3	$2.4	$1.3	$1.3	$1.4	$0.3	$0.3	$0.3	$3.8	$3.9	$4.1
Delinquency rate	5.0%	4.1%	3.2%	11.1%	9.5%	8.1%	17.1%	15.1%	13.2%	7.9%	6.7%	5.5%

2004 & prior policy years	$4.7	$4.9	$5.2	$2.5	$2.6	$2.8	$0.6	$0.6	$0.6	$7.8	$8.2	$8.6
Delinquency rate	2.5%	2.2%	1.9%	10.0%	8.6%	8.2%	17.3%	15.1%	14.0%	5.6%	4.9%	4.5%

Fixed rate mortgage	$21.8	$21.1	$19.1	$10.2	$10.3	$10.0	$2.8	$2.9	$2.9	$34.8	$34.3	$32.0
Delinquency rate	3.3%	2.6%	2.0%	9.6%	7.6%	6.4%	18.7%	15.0%	12.3%	6.3%	5.0%	4.2%

Adjustable rate mortgage	$1.1	$1.2	$1.2	$0.5	$0.5	$0.5	$0.1	$0.1	$0.1	$1.7	$1.7	$1.8
Delinquency rate	15.2%	12.3%	9.1%	20.7%	17.2%	14.6%	31.4%	29.2%	25.3%	16.9%	13.9%	10.8%

LTV > 95%	$4.7	$4.7	$4.5	$3.5	$3.5	$3.5	$1.1	$1.2	$1.2	$9.3	$9.4	$9.3
Delinquency rate	3.6%	2.8%	2.2%	11.4%	8.9%	7.1%	23.1%	18.7%	15.2%	9.1%	7.2%	5.9%

Alt-A(3)	$1.2	$1.2	$1.3	$0.5	$0.5	$0.5	$0.1	$0.1	$0.1	$1.8	$1.8	$1.9
Delinquency rate	13.4%	10.1%	6.7%	22.3%	17.8%	13.9%	28.1%	26.1%	20.9%	15.7%	12.2%	8.6%

Interest only & option ARMs	$2.8	$3.0	$2.9	$1.0	$1.0	$1.0	$0.2	$0.2	$0.2	$4.0	$4.1	$4.1
Delinquency rate	13.7%	10.6%	7.3%	21.0%	16.2%	12.0%	30.0%	25.3%	19.7%	15.5%	12.0%	8.5%

Amounts may not total due to rounding.

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	September 30, 2008	June 30, 2008	September 30, 2007(2)
GSE Alt-A
Risk in-force	$339	$340	311
Average FICO score	720	718	720
Loan-to-value ratio	79%	79%	78%
Standard documentation(1)	22%	22%	22%
Stop loss	100%	100%	99%
Deductible	81%	81%	78%

Portfolio
Risk in-force	$493	$524	532
Average FICO score	724	723	724
Loan-to-value ratio	77%	76%	76%
Standard documentation	97%	97%	98%
Stop loss	100%	100%	100%
Deductible	22%	22%	22%

FHLB
Risk in-force	$418	$408	380
Average FICO score	739	744	741
Loan-to-value ratio	76%	69%	69%
Standard documentation	87%	86%	85%
Stop loss	87%	91%	93%
Deductible	100%	100%	100%

Other
Risk in-force	$94	$99	100
Average FICO score	691	717	648
Loan-to-value ratio	91%	93%	93%
Standard documentation	96%	96%	96%
Stop loss	9%	11%	4%
Deductible	—%	—%	—%

Total Bulk Risk In-force	$1,344	$1,371	$1,323

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

(2)	The September 30, 2007 amounts previously presented have been revised to exclude deductible amounts specific to our GSE Alt-A portfolio deals where we are in a first loss position.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			September 30, 2008			June 30, 2008			March 31, 2008
Book Year(2)	Original Book RIF ($B)	Progression to Attachment Point	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)
2005		0-50%	$0.1	$3		$0.4	$10		$0.5	$10
2005		50-75%	0.3	14		0.4	22		1.6	72
2005		75-99%	0.5	32		1.1	72		0.2	11
2005		Attached	1.5	136		0.6	44		0.3	20
2005 Total	$4.4		$2.4	$185	$18	$2.5	$148	$6	$2.6	$113	$1

2006		0-50%	$0.1	$1		$0.2	$2		$0.5	$11
2006		50-75%	0.1	4		0.4	17		0.3	8
2006		75-99%	0.3	18		0.4	26		0.5	23
2006		Attached	2.5	269		2.1	185		2.0	113
2006 Total	$4.2		$3.0	$292	49	$3.1	$230	61	$3.3	$155	17

2007		0-50%	$0.3	$5		$1.0	$17		$4.3	$77
2007		50-75%	0.3	9		1.0	33		1.0	23
2007		75-99%	0.7	25		2.2	77		0.8	25
2007		Attached	4.9	364		2.2	128		0.5	22
2007 Total	$6.9		$6.2	$403	102	$6.4	$255	43	$6.6	$147	1
Captive Benefit In Quarter ($MM)					$169			$110			$19

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, incurred losses equals change in reserves plus paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever to date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$5	$6	$5	$16	$4	$8	$5	$7	$24
Net investment income	6	14	20	40	23	12	15	15	65
Net investment gains (losses)	(32)	(33)	(10)	(75)	(3)	(11)	(1)	—	(15)
Insurance and investment product fees and other	(2)	2	2	2	(3)	—	(1)	2	(2)

Total revenues	(23)	(11)	17	(17)	21	9	18	24	72

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	—	2	—	—	1	—	1
Acquisition and operating expenses, net of deferrals(2)	(6)	13	6	13	17	9	10	21	57
Amortization of deferred acquisition costs and intangibles(2)	3	1	2	6	1	2	1	14	18
Interest expense	68	63	58	189	60	59	63	60	242

Total benefits and expenses	66	78	66	210	78	70	75	95	318

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(89)	(89)	(49)	(227)	(57)	(61)	(57)	(71)	(246)
Benefit from income taxes	(63)	(7)	—	(70)	(19)	(21)	(20)	(24)	(84)

LOSS FROM CONTINUING OPERATIONS	(26)	(82)	(49)	(157)	(38)	(40)	(37)	(47)	(162)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	23	20	7	50	1	6	—	—	7
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	14	14

NET OPERATING LOSS	$(3)	$(62)	$(42)	$(107)	$(37)	$(34)	$(37)	$(33)	$(141)

Effective tax rate (operating income (loss))	91.5%	7.5%		29.1%	29.9%	35.2%	34.1%	33.7%	33.2%

(1)	Includes inter-segment eliminations.
(2)	Includes pretax reorganization costs for an impairment of internal-use software of $13 million and $8 million of severance and other employee termination related expenses in the first quarter of 2007.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturities		$23,591	34%	$25,724	35%	$25,968	35%	$26,166	35%	$25,684	35%
Private fixed maturities		9,406	14	9,791	13	10,001	14	10,425	14	10,712	15
Mortgage-backed (MBS):	Residential mortgage-backed securities(1)	2,627	4	2,554	3	2,772	4	3,260	5	3,807	5
	Commercial mortgage-backed securities	4,630	7	4,758	7	4,751	6	5,148	7	5,397	7
Asset-backed (ABS):	Residential mortgage-backed securities(1)	758	1	952	1	1,290	2	1,632	2	1,927	3
	Other non-residential collateral	2,637	4	2,969	4	3,358	5	3,591	5	3,423	5
Tax exempt		2,415	3	2,315	3	2,215	3	2,227	3	2,153	3
Non-investment grade fixed maturities		2,660	4	2,824	4	2,676	4	2,705	4	2,672	4
Equity securities:
Common stocks and mutual funds		107	—	71	—	34	—	47	—	62	—
Preferred stocks		202	—	338	1	360	1	319	1	185	—
Commercial mortgage loans		8,447	12	8,573	12	8,822	12	8,953	12	8,839	12
Policy loans		1,822	3	1,806	2	1,654	2	1,651	2	1,650	2
Cash, cash equivalents and short-term investments		5,367	8	5,983	8	3,873	5	3,168	4	3,149	4
Securities lending		1,674	2	1,836	3	2,443	3	2,397	3	2,279	3
Other invested assets:	Limited partnerships(2)	716	1	701	1	690	1	632	1	554	1
	Derivatives:
	LTC forward starting swap—cash flow	799	1	747	1	901	1	655	1	372	1
	Other cash flow	41	—	38	—	62	—	15	—	9	—
	Fair value	99	—	101	—	173	—	83	—	33	—
	Equity index options—non-qualified	256	1	217	—	212	—	127	—	72	—
	Other non-qualified	43	—	25	—	39	—	20	—	10	—
	Trading portfolio	222	—	237	1	236	1	254	—	254	—
	Counterparty collateral	693	1	478	1	664	1	372	1	217	—
	Other(3)	105	—	112	—	78	—	44	—	—	—

Total invested assets and cash		$69,317	100%	$73,150	100%	$73,272	100%	$73,891	100%	$73,460	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$10,649	30%	$11,245	30%	$12,275	32%	$13,133	33%	$13,245	33%
1	Aa	5,223	15	7,133	19	6,804	17	6,811	17	7,141	18
1	A	10,528	30	11,044	29	11,155	29	11,368	29	11,247	28
2	Baa	7,332	20	6,588	17	6,671	18	6,791	17	6,713	17
3	Ba	1,096	4	1,299	4	1,210	3	1,210	3	1,258	3
4	B	556	1	524	1	508	1	530	1	565	1
5	Caa and lower	93	—	97	—	68	—	47	—	32	—
6	In or near default	1	—	10	—	12	—	6	—	3	—
Not rated	Not rated	13	—	24	—	—	—	—	—	—	—

	Total public fixed maturities	$35,491	100%	$37,964	100%	$38,703	100%	$39,896	100%	$40,204	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$1,985	15%	$2,296	16%	$2,656	19%	$2,917	19%	$2,810	18%
1	Aa	1,296	10	1,944	14	2,054	14	2,128	14	2,300	15
1	A	4,180	31	3,851	28	3,542	25	3,852	25	4,079	26
2	Baa	4,871	37	4,962	36	5,198	36	5,449	36	5,568	36
3	Ba	827	6	710	5	758	5	789	5	702	4
4	B	48	1	126	1	69	1	78	1	79	1
5	Caa and lower	3	—	27	—	28	—	26	—	27	—
6	In or near default	1	—	5	—	4	—	5	—	6	—
Not rated	Not rated	22	—	2	—	19	—	14	—	—	—

	Total private fixed maturities	$13,233	100%	$13,923	100%	$14,328	100%	$15,258	100%	$15,571	100%

(1) Effective September 30, 2007, the Canadian guarantee fund has been reclassified prospectively to fixed maturity securities. The balance as of September 30, 2007 was $455 million.
(2) Limited partnerships by type:
Distressed Bond and Equity Fund		$153		$156		$155		$153		$135
Real Estate		283		286		272		237		209
Infrastructure		139		126		121		104		92
Private Equity		76		76		67		67		63
Mezzanine		40		31		48		44		33
Strategic Equity		9		10		11		11		13
Strategic Funds		7		7		7		7		7
Oil and Gas		9		9		9		9		2

		$716		$701		$690		$632		$554

(3)	We do not have any material exposure to residential mortgage-backed securities CDOs.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$679	1%	$531	1%	$529	1%	$594	1%	$645	1%
Tax exempt	2,417	5	2,372	5	2,217	4	2,228	4	2,155	4
Foreign government(1)	2,226	5	2,796	5	2,699	5	2,432	4	2,294	4
U.S. corporate	20,738	43	22,228	43	22,974	44	23,563	43	23,540	42
Foreign corporate	11,681	24	12,411	24	12,320	23	12,579	23	12,465	22
Mortgage-backed (MBS): Residential mortgage-backed securities	2,695	5	2,613	5	2,773	5	3,262	6	3,808	7
Commercial mortgage-backed securities	4,696	10	4,865	9	4,853	9	5,263	9	5,513	10
Asset-backed (ABS): Residential mortgage-backed securities	914	2	1,099	3	1,307	3	1,640	3	1,930	4
Other non-residential collateral	2,678	5	2,972	5	3,359	6	3,593	7	3,425	6

Total fixed maturity securities(2)	$48,724	100%	$51,887	100%	$53,031	100%	$55,154	100%	$55,775	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$10,422	34%	$12,062	38%	$11,923	36%	$12,203	36%	$12,605	37%
Utilities and energy	5,893	19	6,021	18	6,170	19	6,174	18	5,962	18
Consumer—non cyclical	3,294	11	3,385	10	3,581	11	3,750	11	3,640	11
Consumer—cyclical	1,531	5	1,584	5	1,817	5	1,874	6	1,893	6
Capital goods	1,958	7	2,022	6	1,767	5	1,811	5	1,826	5
Industrial	1,516	5	1,485	5	1,444	4	1,520	4	1,455	4
Technology and communications	1,601	5	1,717	5	1,931	6	1,986	6	1,992	6
Transportation	1,246	4	1,313	4	1,230	4	1,237	4	1,200	3
Other	3,037	10	3,060	9	3,402	10	3,534	10	3,386	10

Subtotal	$30,498	100%	$32,649	100%	$33,265	100%	$34,089	100%	$33,959	100%
Non-Investment Grade:
Finance and insurance	$236	12%	$104	5%	$232	11%	$272	13%	$212	10%
Utilities and energy	204	11	198	10	212	11	186	9	214	11
Consumer—non cyclical	321	17	413	21	412	20	427	21	459	23
Consumer—cyclical	206	11	229	11	316	16	337	17	340	17
Capital goods	193	10	212	11	146	7	142	7	112	5
Industrial	392	20	395	20	257	13	220	11	231	11
Technology and communications	274	14	349	17	350	17	391	19	401	20
Transportation	77	4	58	3	66	3	59	3	68	3
Other	18	1	32	2	38	2	19	—	9	—

Subtotal	$1,921	100%	$1,990	100%	$2,029	100%	$2,053	100%	$2,046	100%

Total	$32,419	100%	$34,639	100%	$35,294	100%	$36,142	100%	$36,005	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,162	4%	$2,213	4%	$2,211	4%	$2,278	4%	$2,045	4%
Due after one year through five years	11,529	24	12,279	24	12,026	23	11,434	21	11,330	20
Due after five years through ten years	8,198	17	8,854	17	9,215	17	9,441	17	9,758	18
Due after ten years	15,852	32	16,992	33	17,287	33	18,243	33	17,966	32

Subtotal	37,741	77	40,338	78	40,739	77	41,396	75	41,099	74
Mortgage and asset-backed	10,983	23	11,549	22	12,292	23	13,758	25	14,676	26

Total fixed maturity securities	$48,724	100%	$51,887	100%	$53,031	100%	$55,154	100%	$55,775	100%

(1)	Effective September 30, 2007, the Canadian guarantee fund has been reclassified prospectively to fixed maturity securities. The balance as of September 30, 2007 was $455 million.
(2)	The following table sets forth the fair value of our fixed maturities by pricing source as of the date indicated:

	September 30, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$40,688	84%
Priced via broker indicative market prices	2,044	4
Priced via internally developed models	5,992	12

Total fixed maturities	$48,724	100%

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage and Rating as of September 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$48	$74	$49	$48	$35	$—	$254
AA	65	65	16	34	1	—	181

Subtotal	113	139	65	82	36	—	435
A	64	55	9	15	21	—	164
BBB	22	11	—	2	10	—	45
BB	4	21	1	31	5	—	62
B	8	24	18	1	6	—	57
CCC and lower	—	16	11	5	3	—	35
In or near default	—	—	—	—	—	—	—

Total	$211	$266	$104	$136	$81	$—	$798

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do not have any material exposure to mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Fair Value by Vintage and Rating as of June 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$71	$99	$63	$101	$51	$—	$385
AA	61	89	18	43	18	—	229

Subtotal	132	188	81	144	69	—	614
A	71	42	16	—	14	—	143
BBB	33	19	3	5	1	—	61
BB	13	29	14	11	1	—	68
B	—	21	14	1	8	—	44
CCC and lower	1	11	14	3	2	—	31
In or near default	—	1	1	—	—	—	2

Total	$250	$311	$143	$164	$95	$—	$963

Net Unrealized Losses by Vintage and Rating as of September 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$(9)	$(7)	$(7)	$(12)	$(11)	$—	$(46)
AA	(24)	(43)	(13)	(14)	(1)	—	(95)

Subtotal	(33)	(50)	(20)	(26)	(12)	—	(141)
A	(23)	(45)	(8)	(10)	(28)	—	(114)
BBB	(9)	(9)	—	(3)	(8)	—	(29)
BB	(1)	(20)	(5)	(35)	(6)	—	(67)
B	(7)	(22)	(2)	—	(3)	—	(34)
CCC and lower	—	(3)	(2)	2	—	—	(3)
In or near default	—	—	—	—	—	—	—

Total	$(73)	$(149)	$(37)	$(72)	$(57)	$—	$(388)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans. The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	September 30, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$760	95%
Priced via broker indicative market prices	12	2
Priced via internally developed models	26	3

Total sub-prime investments	$798	100%

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage and Rating as of September 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$114	$135	$60	$11	$54	$—	$374
AA	18	66	28	—	—	—	112

Subtotal	132	201	88	11	54	—	486
A	14	59	2	17	—	—	92
BBB	11	10	8	—	8	—	37
BB	2	4	1	—	—	—	7
B	—	7	3	—	1	—	11
CCC and lower	—	6	5	3	3	—	17
In or near default	—	—	—	—	—	—	—

Total	$159	$287	$107	$31	$66	$—	$650

Fair Value by Vintage and Rating as of June 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$127	$160	$97	$16	$72	$—	$472
AA	17	64	9	2	—	—	92

Subtotal	144	224	106	18	72	—	564
A	14	68	5	22	2	—	111
BBB	21	19	11	—	—	—	51
BB	—	6	6	2	—	—	14
B	—	7	8	—	—	—	15
CCC and lower	—	1	3	—	—	—	4
In or near default	—	—	3	—	—	—	3

Total	$179	$325	$142	$42	$74	$—	$762

Net Unrealized Losses by Vintage and Rating as of September 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$(23)	$(39)	$(13)	$(8)	$(23)	$—	$(106)
AA	(7)	(46)	(13)	—	—	—	(66)

Subtotal	(30)	(85)	(26)	(8)	(23)	—	(172)
A	(8)	(41)	(3)	(17)	—	—	(69)
BBB	1	(4)	(12)	—	(3)	—	(18)
BB	—	(5)	—	—	—	—	(5)
B	—	—	—	—	—	—	—
CCC and lower	—	2	(1)	—	—	—	1
In or near default	—	—	—	—	—	—	—

Total	$(37)	$(133)	$(42)	$(25)	$(26)	$—	$(263)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans. The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	September 30, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$634	98%
Priced via broker indicative market prices	3	—
Priced via internally developed models	13	2

Total Alt-A investments	$650	100%

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Commercial Mortgage-backed Securities

(amounts in millions)

Fair Value by Vintage and Rating as of September 30, 2008:

S&P Rating	2004 and Prior	2005	2006	2007	2008	Total(1)
AAA	$1,993	$418	$544	$424	$—	$3,379
AA	104	90	246	156	—	596

Subtotal	2,097	508	790	580	—	3,975
A	126	88	128	125	—	467
BBB	41	29	81	37	—	188
BB	47	1	2	—	—	50
B	12	—	—	—	—	12
CCC and lower	3	—	—	—	—	3
In or near default	1	—	—	—	—	1

Total	$2,327	$626	$1,001	$742	$—	$4,696

Fair Value by Vintage and Rating as of June 30, 2008:

S&P Rating	2004 and Prior	2005	2006	2007	2008	Total
AAA	$2,111	$337	$584	$501	$—	$3,533
AA	113	84	252	131	—	580

Subtotal	2,224	421	836	632	—	4,113
A	145	63	122	138	—	468
BBB	44	24	70	38	—	176
BB	55	4	—	—	—	59
B	16	—	—	—	—	16
CCC and lower	8	—	22	—	—	30
In or near default	3	—	—	—	—	3

Total	$2,495	$512	$1,050	$808	$—	$4,865

Net Unrealized Losses by Vintage and Rating as of September 30, 2008:

S&P Rating	2004 and Prior	2005	2006	2007	2008	Total
AAA	$(84)	$(34)	$(70)	$(89)	$—	$(277)
AA	(21)	(21)	(49)	(47)	—	(138)

Subtotal	(105)	(55)	(119)	(136)	—	(415)
A	(32)	(18)	(38)	(43)	—	(131)
BBB	(8)	(15)	(21)	(14)	—	(58)
BB	(7)	(2)	(1)	—	—	(10)
B	(4)	—	—	—	—	(4)
CCC and lower	(2)	—	—	—	—	(2)
In or near default	—	—	—	—	—	—

Total	$(158)	$(90)	$(179)	$(193)	$—	$(620)

(1)

Our fixed maturity portfolio includes commercial mortgage-backed securities. As of September 30, 2008, 36% of our commerical mortgage-backed securities related to loans with fixed interest rates, and 64% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in our fixed maturity portfolio is 59%.

The following table sets forth the fair value of these investments by pricing source as of the date indicated:

	September 30, 2008
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$4,098	87
Priced via indicative market prices	511	11
Priced via internally developed models	87	2

Total commercial mortgage backed securities	$4,696	100%

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,192	26%	$2,247	27%	$2,323	27%	$2,339	26%	$2,317	26%
South Atlantic	1,984	23	1,990	23	2,023	23	2,057	23	2,073	23
Middle Atlantic	1,090	13	1,109	13	1,155	13	1,226	14	1,110	13
East North Central	810	10	826	10	857	10	874	10	872	10
Mountain	775	9	783	9	790	9	794	9	790	9
West South Central	378	5	386	4	398	4	409	4	388	4
West North Central	437	5	451	5	467	5	464	5	468	5
East South Central	261	3	267	3	294	3	296	3	316	4
New England	533	6	526	6	528	6	514	6	522	6

Subtotal	8,460	100%	8,585	100%	8,835	100%	8,973	100%	8,856	100%

Allowance for losses	(21)		(20)		(21)		(26)		(21)
Unamortized fees and costs	8		8		8		6		4

Total	$8,447		$8,573		$8,822		$8,953		$8,839

Property Type
Office	$2,233	26%	$2,271	26%	$2,371	27%	$2,454	27%	$2,422	27%
Industrial	2,178	26	2,220	26	2,292	26	2,326	26	2,322	26
Retail	2,420	29	2,446	28	2,476	27	2,465	27	2,438	28
Apartments	1,629	19	988	12	1,031	12	1,054	12	975	11
Mixed use/other	—	—	660	8	665	8	674	8	699	8

Subtotal	8,460	100%	8,585	100%	8,835	100%	8,973	100%	8,856	100%

Allowance for losses	(21)		(20)		(21)		(26)		(21)
Unamortized fees and costs	8		8		8		6		4

Total	$8,447		$8,573		$8,822		$8,953		$8,839

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,463	41%	$3,511	42%	$3,631	41%	$3,671	41%	$3,691	42%
$5 million but less than $10 million	1,966	23	2,011	23	2,080	24	2,073	23	2,064	23
$10 million but less than $20 million	1,616	19	1,645	19	1,630	18	1,646	18	1,635	19
$20 million but less than $30 million	360	4	362	4	431	5	442	5	485	5
$30 million and over	1,054	13	1,055	12	1,055	12	1,116	13	981	11

Subtotal	8,459	100%	8,584	100%	8,827	100%	8,948	100%	8,856	100%

Net premium/discount	1		1		8		25		—

Total	$8,460		$8,585		$8,835		$8,973		$8,856

	September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$20		$21		$26		$21		$18
Provisions	1		—		—		5		3
Releases	—		(1)		(5)		—		—

Ending balance	$21		$20		$21		$26		$21

Commercial Mortgage Loan Information by Vintage

(loan amounts in millions)

As of September 30, 2008

Loan year	Total loan balance	Delinquent loan balance	Number of loans	Number of delinquent loans	Average balance per loan	Average balance per delinquent loan	Average loan-to- value(1)
2004 and prior	$3,187	$—	1,200	—	$3	$—	52%
2005	1,723	—	331	—	$5	—	56%
2006	1,651	—	306	—	$5	—	57%
2007	1,601	—	208	—	$8	—	61%
2008	297	—	161	—	$2	—	62%

Total	$8,459	$—	2,206	—	$4	$—	56%

(1)	Represents loan-to-value at origination.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$715	$715	$764	$2,194	$802	$821	$792	$774	$3,189
Fixed maturities—non-taxable	29	26	25	80	25	26	26	25	102
Commercial mortgage loans	123	136	143	402	142	142	134	130	548
Equity securities	5	10	10	25	11	6	7	7	31
Other invested assets	20	22	18	60	19	11	17	6	53
Limited partnerships(1)	(31)	(10)	6	(35)	9	26	5	4	44
Policy loans	43	40	39	122	38	36	36	34	144
Cash, cash equivalents and short-term investments	36	41	25	102	32	28	32	27	119

Gross investment income before expenses and fees	940	980	1,030	2,950	1,078	1,096	1,049	1,007	4,230
Expenses and fees	(22)	(27)	(28)	(77)	(25)	(22)	(25)	(23)	(95)

Net investment income	$918	$953	$1,002	$2,873	$1,053	$1,074	$1,024	$984	$4,135

Annualized Yields
Fixed maturities—taxable	5.5%	5.4%	5.7%	5.5%	5.9%	6.1%	6.0%	5.9%	6.0%
Fixed maturities—non-taxable	4.7%	4.5%	4.6%	4.6%	4.6%	4.8%	4.6%	4.8%	4.7%
Commercial mortgage loans	5.8%	6.2%	6.4%	6.2%	6.4%	6.4%	6.2%	6.2%	6.3%
Equity securities	5.0%	10.3%	11.2%	9.2%	16.0%	13.4%	16.1%	15.2%	14.5%
Other invested assets	10.9%	11.7%	10.9%	11.5%	16.6%	9.8%	13.9%	5.5%	11.2%
Limited partnerships(1)	-17.7%	-5.9%	3.3%	-7.0%	5.9%	21.2%	4.9%	5.3%	9.9%
Policy loans	9.4%	9.2%	9.4%	9.3%	9.2%	9.0%	9.2%	9.0%	9.1%
Cash, cash equivalents and short-term investments	2.6%	3.3%	2.9%	3.0%	4.0%	3.6%	5.0%	4.6%	4.2%

Gross investment income before expenses and fees	5.2%	5.4%	5.8%	5.5%	6.0%	6.2%	6.0%	5.9%	6.0%
Expenses and fees	-0.1%	-0.1%	-0.2%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.1%	5.3%	5.6%	5.3%	5.9%	6.1%	5.9%	5.8%	5.9%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4
Net Investment Gains (Losses), Net of Taxes and Other Adjustments
Net realized gains (losses) on available-for-sale securities:
U.S. corporate fixed maturities	$(78)	$(6)	$(1)	$(85)	$1
U.S. government	5	6	—	11	—
Foreign corporate	(4)	8	—	4	—
Foreign government	7	7	2	16	—
Tax exempt	—	3	—	3	—
Mortgage-backed (MBS) fixed maturities	2	—	—	2	(5)
Asset-backed (ABS) fixed maturities	—	(1)	—	(1)	(1)
Equity securities	(18)	—	1	(17)	2

Total net realized gains (losses) on available-for-sale securities	(86)	17	2	(67)	(3)

Impairments:
Public corporate fixed maturities	(145)	(20)	(32)	(197)	(19)
Foreign government	—	—	—	—	—
Limited partnerships	(1)	—	—	(1)	(1)
Equity securities	(56)	(3)	—	(59)	(3)
Alt-A residential mortgage-backed securities:				—
AAA	(5)	—	—	(5)	—
AA	(5)	(4)	—	(9)	—
A	(7)	(16)	(20)	(43)	(7)
BBB	(12)	(5)	(10)	(27)	(7)
Below BBB	(26)	(35)	(17)	(78)	(8)
Sub-prime residential mortgage-backed securities:
AA	—	—	(2)	(2)	(18)
A	(3)	(8)	(3)	(14)	—
BBB	(2)	(4)	(8)	(14)	(19)
Below BBB	(44)	(40)	(15)	(99)	(34)
Prime residential mortgage-backed securities:
A	(2)	(5)	(5)	(12)	—
BBB	(1)	(3)	(1)	(5)	—
Below BBB	(4)	—	—	(4)	—
Change in intent:				—
Alt-A	(30)	(55)	—	(85)	—
Sub-prime	(19)	(159)	—	(178)	—
Prime	(4)	(1)	—	(5)	—
Automobile	(2)	—	—	(2)	—
Other mortgage-backed securities	—	—	(1)	(1)	(7)
Other asset-backed securities	(2)	—	—	(2)	—
Commercial mortgage-backed securities (CMBS):
A	—	—	(3)	(3)	—
BBB	(2)	—	(1)	(3)	—
Below BBB	(4)	(1)	(3)	(8)	—

Total impairments	(376)	(359)	(121)	(856)	(123)

Net unrealized gains (losses) on trading securities	(6)	1	(5)	(10)	(7)
Derivative instruments	(60)	6	(22)	(76)	(3)
Bank loans	(3)	—	(2)	(5)	—
Commercial mortgage loans held-for-sale market valuation allowance	—	(1)	1	—	(3)

Net investment gains (losses), net of taxes	(531)	(336)	(147)	(1,014)	(139)

DAC and other intangible amortization related to net investment gains (losses)	53	15	19	87	5

Net investment gains (losses), net of taxes and other adjustments	$(478)	$(321)	$(128)	$(927)	$(134)

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
GAAP Basis ROE
Net income (loss) for the twelve months ended(1)	$(73)	$524	$1,012	$1,220	$1,415
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,613	$12,633	$12,549	$12,431	$12,310
GAAP Basis ROE(1) divided by(2)	-0.6%	4.1%	8.1%	9.8%	11.5%

Operating ROE
Net operating income for the twelve months ended(1)	$990	$1,138	$1,277	$1,373	$1,414
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,613	$12,633	$12,549	$12,431	$12,310
Operating ROE(1) divided by(2)	7.8%	9.0%	10.2%	11.0%	11.5%

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) and net operating income from page 10 herein.
(2)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations, for the most recent five quarters.

	Three months ended
Quarterly Average ROE	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
GAAP Basis ROE
Net income (loss) for the period ended(3)	$(258)	$(109)	$116	$178	$339
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,467	$12,688	$12,756	$12,686	$12,518
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	-8.3%	-3.4%	3.6%	5.6%	10.8%

Operating ROE
Net operating income for the period ended(3)	$220	$212	$244	$314	$368
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,467	$12,688	$12,756	$12,686	$12,518
Annualized Operating Quarterly Basis ROE(3) divided by(4)	7.1%	6.7%	7.7%	9.9%	11.8%

(3)	Net income (loss) and net operating income from page 9 herein.
(4)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (loss) (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$515	$551	$528	$1,594	$551	$540	$495	$489	$2,075
Total revenues (2)	$2,168	$2,398	$2,753	$7,319	$2,775	$2,875	$2,765	$2,710	$11,125

Expense ratio (1) divided by (2)	23.8%	23.0%	19.2%	21.8%	19.9%	18.8%	17.9%	18.0%	18.7%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$515	$551	$528	$1,594	$551	$540	$495	$489	$2,075
Less wealth management	67	67	67	201	70	69	65	60	264
Less lifestyle protection business	200	216	200	616	199	218	183	181	781
Less expenses related to reorganization(a)	—	—	—	—	—	—	—	8	8

Adjusted acquisition and operating expenses, net of deferrals (3)	$248	$268	$261	$777	$282	$253	$247	$240	$1,022

Total revenues	$2,168	$2,398	$2,753	$7,319	$2,775	$2,875	$2,765	$2,710	$11,125
Less wealth management	86	86	87	259	90	88	82	76	336
Less lifestyle protection business	370	431	418	1,219	398	410	363	357	1,528
Less net investment gains (losses)	(789)	(518)	(226)	(1,533)	(214)	(48)	(51)	(19)	(332)

Adjusted total revenues (4)	$2,501	$2,399	$2,474	$7,374	$2,501	$2,425	$2,371	$2,296	$9,593

Adjusted expense ratio (3) divided by (4)	9.9%	11.2%	10.5%	10.5%	11.3%	10.4%	10.4%	10.5%	10.7%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection businesses. The wealth management and lifestyle protection businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses associated with our reorganization announced in the first quarter of 2007.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2008				2007
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,735	$1,709	$1,717	$5,161	$1,670	$1,600	$1,549	$1,511	$6,330
Less retirement income—spread-based premiums	181	111	167	459	135	118	151	154	558
Less impact of changes in foreign exchange rates	16	60	65	141

Core premiums	$1,538	$1,538	$1,485	$4,561	$1,535	$1,482	$1,398	$1,357	$5,772

Reported premium percentage change from prior year	8.4%	10.3%	13.6%	10.8%
Core premium percentage change from prior year	3.8%	10.0%	9.4%	7.6%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

		2008				2007
	(Assets—amounts in billions)	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$69.3	$73.1	$73.3	$69.3	$73.9	$73.5	$72.6	$71.3	$73.9
	Subtract:
	Securities lending	1.7	1.8	2.4	1.7	2.4	2.3	2.2	2.2	2.4
	Unrealized gains (losses)	(4.4)	(2.3)	(1.6)	(4.4)	(0.3)	(0.3)	(0.2)	1.0	(0.3)
	Derivative counterparty collateral	0.6	0.5	0.7	0.6	0.4	0.2	0.1	0.3	0.4

	Adjusted end-of-period invested assets	$71.4	$73.1	$71.8	$71.4	$71.4	$71.3	$70.5	$67.8	$71.4

(A)	Average Invested Assets used in Reported and Core Yield Calculation	$72.3	$72.5	$71.6	$71.9	$71.4	$70.9	$69.2	$67.5	$69.6
	Subtract: portfolios supporting floating products	13.6	14.1	14.1	13.8	14.1	14.2	13.4	12.2	13.5

(B)	Average Invested Assets used in Core Yield (excl. Floating) Calculation	$58.7	$58.4	$57.5	$58.1	$57.3	$56.7	$55.8	$55.3	$56.1

	(Income—amounts in millions)
(C)	Reported—Net Investment Income	$918	$953	$1,002	$2,873	$1,053	$1,074	$1,024	$984	$4,135
	Subtract:
	Bond calls and commercial mortgage loan prepayments	3	13	12	28	6	14	22	10	52
	Reinsurance and reclassification(1)	16	19	15	50	15	26	18	9	68
	Other non-core items(2)	5	2	(1)	6	5	1	1	6	13

(D)	Core Net Investment Income	894	919	976	2,789	1,027	1,033	983	959	4,002
	Subtract: investment income from portfolios supporting floating products	111	121	164	396	205	209	196	180	790

(E)	Core Net Investment Income (excl. Floating)	$783	$798	$812	$2,393	$822	$824	$787	$779	$3,212

(C)/(A)	Reported Yield	5.08%	5.26%	5.60%	5.33%	5.90%	6.06%	5.92%	5.84%	5.94%
(D)/(A)	Core Yield(3)	4.95%	5.07%	5.45%	5.17%	5.75%	5.83%	5.69%	5.69%	5.75%
(E)/(B)	Core Yield (excl. Floating)(3)	5.34%	5.47%	5.65%	5.49%	5.74%	5.81%	5.65%	5.64%	5.72%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents imputed investment income related to a reinsurance agreement in our lifestyle protection insurance business. The third quarter of 2007 reflects an expense reclassification of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund that the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods.

(2)	Includes consent fees, return of investment and various other immaterial items.
(3)

Beginning in 2007, limited partnership assets and investment income were allocated to the operating segments from Corporate and Other. The core yield calculation has been adjusted to include limited partnership assets and investment income to reflect the diversified portfolio strategy used to support the Retirement and Protection segment liabilities.

Corporate Information

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poor’s (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A+	AA-	Aa3	A+
Genworth Life Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	A+
Genworth Life and Annuity Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life Insurance Company of New York	A+	AA-	Aa3	A+
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	A+
American Continental Insurance Company	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	AA-	Aa3
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa3
Genworth Financial Mortgage Insurance Limited	AA-	Aa3
Genworth Residential Mortgage Insurance Corporation of NC	AA-	Aa3
Genworth Financial Assurance Corporation	Not rated	Aa3
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aaa.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A” and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A+” (Superior), “A” and “A-” (Excellent) ratings are the second-, third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

GENWORTH FINANCIAL, INC.

3Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aaa.mx” demonstrate the strongest creditworthiness relative to other issuers in Mexico.

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

DBRS states that long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com